                                                                   EXHIBIT 10.30

================================================================================


                             AMENDED AND RESTATED


                                TRUST AGREEMENT


                                     among


                             THE PMI GROUP, INC.,
                                 as Depositor,


                             THE BANK OF NEW YORK,
                             as Property Trustee,

                                      and

                       THE BANK OF NEW YORK (DELAWARE),
                             as Delaware Trustee,



                         Dated as of February 4, 1997


                                 PMI CAPITAL I

================================================================================

                                 PMI CAPITAL I

     Certain Sections of this Trust Agreement, which by agreement relate to Sections 310 through 318 of the Trust Indenture Act of 1939:

Trust Indenture                                   Trust Agreement
Act Section                                           Section
----------------------                          -------------------

  310       (a)(1)............................  8.7
            (a)(2)............................  8.7
            (a)(3)............................  8.9
            (a)(4)............................  2.7(a)(ii)(E)
            (b)...............................  8.8
  311       (a)...............................  Not Applicable
            (b)...............................  Not Applicable
  312       (a)...............................  Not Applicable
            (b)...............................  Not Applicable
            (c)...............................  5.8
  313       (a)...............................  8.14(a), (b)
            (a)(4)............................  8.14(b)
            (b)...............................  Not Applicable
            (c)...............................  10.8
            (d)...............................  8.14(c)
  314       (a)...............................  8.15
            (b)...............................  Not Applicable
            (c)(1)............................  8.16
            (c)(2)............................  8.16
            (c)(3)............................  Not Applicable
            (d)...............................  Not Applicable
            (e)...............................  1.1, 8.16
  315       (a)...............................  8.1(a), 8.3(a)
            (b)...............................  8.2, 10.8
            (c)...............................  8.1(a)
            (d)...............................  8.1, 8.3
            (e)...............................  Not Applicable
  316       (a)(1)(A).........................  Not Applicable
            (a)(1)(B).........................  5.13
            (a)(2)............................  Not Applicable
            (b)...............................  5.13
            (c)...............................  6.7
  317       (a)(1)............................  Not Applicable
            (a)(2)............................  8.13
            (b)...............................  5.10
  318       (a)...............................  10.10

----------
Note: This reconciliation and tie sheet shall not, for any purpose, be deemed to be part of the Trust Agreement.

                               TABLE OF CONTENTS

                                                                                 Page
                                                                                 ----
                                   ARTICLE I

                                 Defined Terms

Section 1.1. Definitions.......................................................    1

                                   ARTICLE II

                           Continuation of the Trust

Section 2.1. Name..............................................................   12
Section 2.2. Office of the Delaware Trustee; Principal Place of Business.......   12
Section 2.3. Initial Contribution of Trust Property; Organizational Expenses...   12
Section 2.4. Issuance of the Capital Securities................................   13
Section 2.5. Issuance of the Common Securities; Subscription and Purchase
             of Debentures.....................................................   13
Section 2.6. Declaration of Trust..............................................   14
Section 2.7. Authorization to Enter into Certain Transactions..................   14
Section 2.8. Assets of Trust...................................................   18
Section 2.9. Title to Trust Property...........................................   18

                                  ARTICLE III

                                Payment Account

Section 3.1. Payment Account...................................................   18

                                   ARTICLE IV

                           Distributions; Redemption

Section 4.1.  Distributions....................................................   19
Section 4.2. Redemption........................................................   20
Section 4.3. Subordination of Common Securities................................   23
Section 4.4. Payment Procedures................................................   23
Section 4.5. Tax Returns and Reports...........................................   24
Section 4.6. Payment of Taxes, Duties, Etc. of the Trust.......................   24
Section 4.7. Payments under Indenture or Pursuant to Direct Actions............   24

                                   ARTICLE V

                         Trust Securities Certificates

Section 5.1. Initial Ownership.................................................   25


                                                                                 Page
                                                                                 ----

Section 5.2. The Trust Securities
             Certificates......................................................   25
Section 5.3. Execution and Delivery of
             Trust Securities Certificates.....................................   26
Section 5.4. Book-Entry Capital Securities.....................................   26
Section 5.5. Registration of Transfer and Exchange of Capital Securities
             Certificates; Restricted Capital Securities Legends...............   28
Section 5.6. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates   32
Section 5.7. Persons Deemed Securityholders....................................   33
Section 5.8. Access to List of  Securityholders' Names and Addresses...........   33
Section 5.9. Maintenance of Office or Agency...................................   33
Section 5.10. Appointment of Paying Agent......................................   33
Section 5.11. Ownership of Common  Securities by Depositor.....................   34
Section 5.12. Notices to Clearing Agency.......................................   34
Section 5.13. Rights of Securityholders........................................   34

                                   ARTICLE VI

                   Acts of Securityholders; Meetings; Voting

Section 6.1. Limitations on Voting Rights......................................   36
Section 6.2. Notice of Meetings................................................   37
Section 6.3. Meetings of Capital Securityholders...............................   38
Section 6.4. Voting Rights.....................................................   38
Section 6.5. Proxies, etc......................................................   38
Section 6.6. Securityholder Action by Written Consent..........................   39
Section 6.7. Record Date for Voting and Other Purposes.........................   39
Section 6.8. Acts of Securityholders...........................................   39
Section 6.9. Inspection of Records.............................................   40

                                  ARTICLE VII

                         Representations and Warranties

Section 7.1. Representations and Warranties of the Property Trustee and the
             Delaware Trustee..................................................   40
Section 7.2. Representations and Warranties of Depositor.......................   42

                                  ARTICLE VIII

                   The Trustees; the Administrative Trustees

Section 8.1. Certain Duties and Responsibilities...............................   42
Section 8.2. Certain Notices...................................................   44
Section 8.3. Certain Rights of Property Trustee................................   44
Section 8.4. Not Responsible for Recitals or
 Issuance of Securities........................................................   46
Section 8.5. May Hold Securities...............................................   46


                                                                                 Page
                                                                                 ----
Section 8.6.  Compensation; Indemnity; Fees.....................................   47
Section 8.7.  Corporate Property Trustee Required; Eligibility of Trustees and
              Administrative Trustees...........................................   48
Section 8.8.  Conflicting Interests.............................................   48
Section 8.9.  Co-Trustees and Separate Trustee..................................   49
Section 8.10. Resignation and Removal; Appointment
              of Successor......................................................   50
Section 8.11. Acceptance of Appointment by Successor............................   51
Section 8.12. Merger, Conversion, Consolidation or
              Succession to Business............................................   52
Section 8.13. Preferential Collection of Claims
              Against Depositor or Trust........................................   52
Section 8.14. Reports by Property Trustee.......................................   53
Section 8.15. Reports to the Property Trustee...................................   54
Section 8.16. Evidence of Compliance with Conditions
              Precedent.........................................................   54
Section 8.17. Number of Trustees................................................   54
Section 8.18. Delegation of Power...............................................   54
Section 8.19. Appointment of Administrative Trustees............................   55

                                   ARTICLE IX

                      Termination, Liquidation and Merger

Section 9.1. Termination Upon Expiration Date..................................   55
Section 9.2. Early Termination.................................................   55
Section 9.3. Termination.......................................................   56
Section 9.4. Liquidation.......................................................   56
Section 9.5. Mergers, Consolidations, Amalgamations or Replacements of the Trust  58

                                   ARTICLE X

                            Miscellaneous Provisions

Section 10.1. Limitation of Rights of Securityholders...........................   59
Section 10.2. Amendment.........................................................   59
Section 10.3. Separability......................................................   60
Section 10.4. Governing Law.....................................................   60
Section 10.5. Payments Due on Non-Business Day..................................   61
Section 10.6. Successors........................................................   61
Section 10.7. Headings..........................................................   61
Section 10.8. Reports, Notices and Demands......................................   61
Section 10.9. Agreement Not to Petition.........................................   62
Section 10.10. Trust Indenture Act; Conflict with Trust Indenture Act...........   62
Section 10.11. Delivery of Certain Information..................................   63
Section 10.12. Acceptance of Terms of Trust Agreement, Guarantee and Indenture..   63

  EXHIBIT A - Certificate of Trust
  EXHIBIT B - Certificate Depository Agreement
  EXHIBIT C - Common Securities Certificate
  EXHIBIT D - Agreement as to Expenses and Liabilities
  EXHIBIT E-1 - Capital Securities Certificate (Book-Entry)
  EXHIBIT E-2 - Capital Securities Certificate
  EXHIBIT F - Restricted Securities Certificate
  EXHIBIT G - Unrestricted Securities Certificate

     AMENDED AND RESTATED TRUST AGREEMENT, dated as of February 4, 1997, among
(i) The PMI Group, Inc., a Delaware corporation (including any successors or assigns, the "Depositor"), (ii) The Bank of New York, a New York banking corporation, as property trustee (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"), (iii) The Bank of New York (Delaware), a Delaware banking corporation organized under the laws of the State of Delaware, as Delaware trustee (the "Delaware Trustee") (the Property Trustee and the Delaware Trustee referred to collectively as the "Trustees"), and (iv) the several Holders, as hereinafter defined.

                                   Witnesseth

     Whereas, the Depositor and the Delaware Trustee have heretofore duly declared and created a business trust pursuant to the Delaware Business Trust Act by entering into that certain Trust Agreement, dated as of January 24, 1997 (the "Original Trust Agreement"), and by the execution and filing by the Delaware Trustee with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on January 24, 1997, attached as Exhibit A; and

     Whereas, the Depositor and the Trustees desire to amend and restate the Original Trust Agreement in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Trust to the Depositor, (ii) the issuance and sale of the Capital Securities by the Trust pursuant to the Purchase Agreement, (iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Debentures and (iv) the appointment of the Administrative Trustees;

     Now Therefore, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Trust Agreement in its entirety and agrees as follows:


                                   ARTICLE I

                                 Defined Terms

     Section 1.1. Definitions.

     For all purposes of this Trust Agreement, except as otherwise expressly provided or unless the context otherwise requires:

     (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

     (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

     (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Trust Agreement; and

     (d) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Trust Agreement as a whole and not to any particular Article, Section or other subdivision.

     "Act" has the meaning specified in Section 6.8.

     "Additional Amount" means, with respect to Trust Securities of a given Liquidation Amount and/or a given period, the amount of Additional Interest (as defined in the Indenture) paid by the Depositor on Debentures having an aggregate principal amount equal to such given Liquidation Amount for such period.

     "Additional Sums" has the meaning specified in Section 10.6 of the Indenture.

     "Administrative Trustees" means each of Bradley M. Shuster, John M. Lorenzen and William A. Seymore solely in such Person's capacity as Administrative Trustee of the Trust created and continued hereunder and not in such Person's individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor appointed as herein provided.

     "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Applicable Procedures" means, with respect to any transfer or transaction involving a Book-Entry Capital Security, the rules and procedures of the Clearing Agency for such Book-Entry Capital Security, in each case to the extent applicable to such transaction and as in effect from time to time.

     "Bank" has the meaning specified in the preamble to this Trust Agreement.

     "Bankruptcy Event" means, with respect to any Person:

     (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or state bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

     (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

     "Bankruptcy Laws" has the meaning specified in Section 10.9.

     "Book-Entry Capital Securities Certificate" means a Capital Securities Certificate evidencing ownership of Book-Entry Capital Securities.

     "Book-Entry Capital Security" means a Capital Security, the ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.4.

     "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in The City of New York are authorized or required by law or executive order to remain closed, or (c) a day on which the Property Trustee's Corporate Trust Office or the Corporate Trust Office of the Debenture Trustee is closed for business.

     "Capital Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein. The Capital Securities shall consist of the Original Capital Securities and, if issued, the New Capital Securities.

     "Capital Securities Certificate" means a certificate evidencing ownership of Capital Securities, substantially in the form attached as Exhibit E-1 or E-2.

     "Capital Securityholder" means a Holder of Capital Securities.

     "Certificate Depository Agreement" means the agreement among the Trust, the Depositor and DTC, as the initial Clearing Agency, dated as of the Closing Date, relating to the Trust Securities Certificates, substantially in the form attached as Exhibit B, as the same may be amended and supplemented from time to time.

     "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. DTC will be the initial Clearing Agency.

     "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

     "Closing Date" means the Time of Delivery, which date is also the date of execution and delivery of this Trust Agreement.

     "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

     "Common Security" means an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $1,000 and having the rights provided therefor in this Trust Agreement, including the right to receive Distributions and a Liquidation Distribution as provided herein.

     "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

     "Common Securityholder" means a Holder of Common Securities.

     "Corporate Trust Office" means (i) when used with respect to the Property Trustee, the principal office of the Property Trustee located in New York, New York which on the date of this Trust Agreement is 101 Barclay Street, New York, New York 10286 and (ii) when used with respect to the Debenture Trustee, its Corporate Trust Office as defined in the Indenture.

     "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

     "Debenture Redemption Date" means, with respect to any Debentures to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

     "Debenture Trustee" means The Bank of New York, a New York banking corporation, in its capacity as Trustee under the Indenture, and any successor thereto.

     "Debentures" means the aggregate principal amount of the Depositor's 8.309% Junior Subordinated Deferrable Interest Debentures, Series A, issued pursuant to the Indenture.

     "Definitive Capital Securities Certificates" means either or both (as the context requires) of (a) Capital Securities Certificates issued as Book-Entry Capital Securities Certificates as provided in Section 5.2 or 5.4 substantially in the form set forth in Exhibit E-1 and (b) Capital Securities Certificates issued in certificated, fully registered form as provided in Section 5.2, 5.4 or 5.5, substantially in the form set forth in Exhibit E-2.

     "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. (S) 3801, et seq., as it may be amended from time to time.

     "Delaware Trustee" means the Person identified as the "Delaware Trustee" in the preamble to this Trust Agreement solely in its capacity as Delaware Trustee of the Trust created and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

     "Depositor" has the meaning specified in the preamble to this Trust Agreement.

     "Distribution Date" has the meaning specified in Section 4.1(a).

     "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

     "DTC" means The Depository Trust Company.

     "Early Termination Event" has the meaning specified in Section 9.2.

     "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

     (a) the occurrence of a Debenture Event of Default; or

     (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

     (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

     (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Trust Agreement (other than a covenant or warranty a default in the performance or breach of which is dealt with in clause (b) or (c) above) and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Capital Securities a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

     (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and a successor Property Trustee not being appointed within 90 days thereof.

     "Exchange Act" means the Securities Exchange Act of 1934, and any successor statue thereto, in each case as amended from time to time.

     "Expense Agreement" means the Agreement as to Expenses and Liabilities between the Depositor and the Trust, substantially in the form attached as Exhibit D, as amended from time to time.

     "Expiration Date" has the meaning specified in Section 9.1.

     "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and The Bank of New York, as trustee, contemporaneously with the execution and delivery of this Trust Agreement, for the benefit of the holders of the Capital Securities, as amended from time to time.

     "Indenture" means the Junior Subordinated Indenture, dated as of February 4, 1997, between the Depositor and the Debenture Trustee, as trustee, as amended or supplemented from time to time.

     "Initial Purchaser" means Goldman, Sachs & Co.

     "Institutional Accredited Investor" means an institution that is an accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

     "Issuer Trust Default" means an Event of Default described in clause (a),
(b) or (c) of the definition thereof or an event which with notice and/or lapse of time would constitute such an Event of Default.

     "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

     "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to that portion of the principal amount of Debentures to be contemporaneously redeemed in accordance with the Indenture, allocated to the Common Securities and to the Capital Securities based upon the relative Liquidation Amounts of such classes and the proceeds of which will be used to pay the Redemption Price of such Trust Securities, and (b) with respect to a distribution of Debentures to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holders to whom such Debentures are distributed.

     "Liquidation Amount" means the stated amount of $1,000 per Trust Security.

     "Liquidation Date" means the date on which Debentures or the Liquidation Distribution are to be distributed to Holders in connection with the dissolution and liquidation of the Trust pursuant to Section 9.4(a).

     "Liquidation Distribution" has the meaning specified in Section 9.4(d).

     "New Capital Securities" has the meaning specified in Section 2.4

     "1940 Act" means the Investment Company Act of 1940, as amended.

     "Officers' Certificate" means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section 8.16 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Trust Agreement shall include:

     (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

     (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

     (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

     (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

     "Opinion of Counsel" means a written opinion of nationally recognized counsel to the Depositor.

     "Original Capital Securities" has the meaning specified in Section 2.4.

     "Original Trust Agreement" has the meaning specified in the recitals to this Trust Agreement.

     "Other Capital Securities" means the Capital Securities sold by the Initial Purchaser in the initial offering contemplated by the Purchase Agreement to Institutional Accredited Investors in reliance on an exemption from the registration requirements of the Securities Act other than Rule 144A.

     "Outstanding," when used with respect to Trust Securities, means, as of the date of determination, all Trust Securities theretofore executed and delivered under this Trust Agreement, except:

     (a) Trust Securities theretofore cancelled by the Property Trustee or delivered to the Property Trustee for cancellation;

     (b) Trust Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Trust Securities; provided that, if such Trust Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Trust Agreement; and

     (c) Trust Securities which have been paid or in exchange for or in lieu of which other Trust Securities have been executed and delivered pursuant to Sections 5.4, 5.5 and 5.6;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Capital Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Capital Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Capital Securities that a Responsible Officer of such Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Capital Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Capital Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Capital Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

     "Owner" means each Person who is the beneficial owner of Book-Entry Capital Securities as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency).

     "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.10 and shall initially be the Bank.

     "Payment Account" means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Debentures will be held and from which the Property Trustee, through the Paying Agent, shall make payments to the Securityholders in accordance with Sections 4.1 and 4.2.

     "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

     "Property Trustee" means the Person identified as the "Property Trustee" in the preamble to this Trust Agreement solely in its capacity as Property Trustee of the Trust heretofore created and continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

     "Purchase Agreement" means the Purchase Agreement, dated January 30, 1997, among the Trust, the Depositor and the Initial Purchaser as such agreement may be amended from time to time.

     "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Trust Agreement; provided that each Debenture Redemption Date and the stated maturity of the Debentures shall be a Redemption Date for a Like Amount of Trust Securities.

     "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, plus the related amount of the premium, if any, paid by the Depositor upon the concurrent redemption of a Like Amount of Debentures, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

     "Registration Default" means (i) either the Depositor or the Trust fails to comply with the terms of the Registration Rights Agreement or (ii) the Exchange Offer Registration Statement or the Shelf Registration Statement (each as defined in the Registration Rights Agreement) fails to become effective within the time period described in the Registration Rights Agreement.

     "Registration Default Distributions" has the meaning specified in Section 2(c) of the Registration Rights Agreement.

     "Registration Default Interest" has the meaning specified in Section 2(c) of the Registration Rights Agreement.

     "Registration Rights Agreement" means the Exchange and Registration Rights Agreement dated the date hereof among the Depositor, the Trust and the Initial Purchaser for the benefit of itself and the Holders, as the same may be amended from time to time in accordance with the terms thereof.

     "Regulation D" means Regulation D under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Relevant Trustee" shall have the meaning specified in Section 8.10.

     "Responsible Officer" means, when used with respect to the Property Trustee, any officer assigned to the Corporate Trust Office, including any vice president, assistant vice president, assistant treasurer or any other officer of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and with respect to the Delaware Trustee, any officer of the Delaware Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

     "Restricted Capital Securities" means all Capital Securities the Capital Securities Certificate for which is required pursuant to Section 5.5(c) to bear a Restricted Capital Securities Legend. Such term includes the Book-Entry Capital Securities Certificate.

     "Restricted Capital Securities Certificate" means a certificate substantially in the form set forth in Exhibit F.

     "Restricted Capital Securities Legend" means a legend substantially in the form of the legend required in the form of Capital Securities Certificate set forth in Exhibit E-2 to be placed upon a Restricted Capital Security.

     "Rule 144A" means Rule 144A under the Securities Act (or any successor provision), as it may be amended from time to time.

     "Rule 144A Capital Securities" means the Capital Securities purchased by the Initial Purchaser from the Trust pursuant to the Purchase Agreement, other than the Other Capital Securities.

     "Rule 144A Information" has the meaning specified in Section 10.11.

     "Securities Act" means the Securities Act of 1933, and any successor statute thereto, in each case as amended from time to time.

     "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.5.

     "Securityholder" or "Holder" means a Person in whose name a Trust Security or Trust Securities is or are registered in the Securities Register; any such Person shall be a beneficial owner within the meaning of the Delaware Business Trust Act.

     "Successor Capital Securities Certificate" of any particular Capital Securities Certificate means every Capital Securities Certificate issued after, and evidencing all or a portion of the same beneficial interest in the Trust as that evidenced by, such particular Capital Securities Certificate; and, for the purposes of this definition, any Capital Securities Certificate executed and delivered under Section 5.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Capital Securities Certificate shall be deemed to evidence the same beneficial interest as the mutilated, destroyed, lost or stolen Capital Securities Certificate.

     "Successor Securities" has the meaning specified in Section 9.5.

     "Time of Delivery" has the meaning specified in the Purchase Agreement.

     "Trust" means the Delaware business trust created and continued hereby and identified on the cover page to this Trust Agreement.

     "Trust Agreement" means this Amended and Restated Trust Agreement, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including (i) all exhibits hereto and (ii) for all purposes of this Trust Agreement and any such modification, amendment or supplement, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Trust Agreement and any such modification, amendment or supplement, respectively.

     "Trust Indenture Act" means the Trust Indenture Act of 1939 as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act of 1939 is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939 as so amended.

     "Trust Property" means (a) the Debentures, (b) the rights of the Property Trustee under the Guarantee, (c) any cash on deposit in, or owing to, the Payment Account and (d) all proceeds and rights in respect of the foregoing and any other property and assets for the time being held or deemed to be held by the Property Trustee pursuant to the trusts of this Trust Agreement.

     "Trust Security" means any one of the Common Securities or the Capital Securities.

     "Trust Securities Certificate" means any one of the Common Securities Certificates or the Capital Securities Certificates.

     "Trustees" means, collectively, the Property Trustee and the Delaware Trustee.

     "Unrestricted Securities Certificate" means a certificate substantially in the form set forth in Annex G.


                                   ARTICLE II

                           Continuation of the Trust

     Section 2.1. Name.

     The Trust continued hereby shall be known as "PMI Capital I," as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

     Section 2.2. Office of the Delaware Trustee; Principal Place of Business.

     The address of the Delaware Trustee in the State of Delaware is White Clay Center, Route 273, Newark, Delaware 19711, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is c/o The PMI Group, Inc., 601 Montgomery Street, San Francisco, California 94111.

     Section 2.3. Initial Contribution of Trust Property; Organizational
Expenses.

     The Property Trustee acknowledges receipt in trust from the Depositor in connection with the Original Trust Agreement of the sum of $10, which constituted the initial Trust Property. The Depositor shall pay organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

     Section 2.4. Issuance of the Capital Securities; Authentication.

     On January 30, 1997 the Depositor, on behalf of the Trust and pursuant to the Original Trust Agreement, executed and delivered the Purchase Agreement. Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall manually execute in accordance with Section 5.3 and deliver to the Initial Purchaser, or, in the alternative, execute by facsimile and deliver to the Property Trustee for authentication and delivery in accordance with Section 5.3, Capital Securities Certificates, registered in the name of the nominee of the initial Clearing Agency (except to the extent otherwise provided pursuant to the Purchase Agreement), in an aggregate amount of 100,000 Capital Securities having an aggregate Liquidation Amount of $100,000,000, against receipt of the aggregate purchase price for such Capital Securities of $100,000,000 by the Property Trustee less the amount payable by the Depositor as compensation to the Initial Purchaser (the "Original Capital Securities").

     In addition, an Administrative Trustee, on behalf of the Trust, may execute Capital Securities Certificates in accordance with Section 5.2 representing an additional class or classes of Capital Securities to be issued only in exchange for all or part of the Original Capital Securities pursuant to the exchange offer contemplated by the Registration Rights Agreement ("New Capital Securities"); provided, that the aggregate number of issued and outstanding Capital Securities shall not at any time exceed 100,000, less the number of Capital Securities redeemed pursuant to Section 4.2.

     Section 2.5. Issuance of the Common Securities; Subscription and Purchase of Debentures.

     Contemporaneously with the execution and delivery of this Trust Agreement, an Administrative Trustee, on behalf of the Trust, shall execute in accordance with Section 5.3 and deliver to the Depositor Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of 3,093 Common Securities having an aggregate Liquidation Amount of $3,093,000 against payment by the Depositor of $3,093,000 to the Property Trustee. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor Debentures, registered in the name of the Trust and having an aggregate principal amount equal to $103,093,000, and, in satisfaction of the purchase price for such Debentures, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $103,093,000 less the amount payable by the Depositor as compensation to the Initial Purchaser (being the sum of the amounts delivered to the Property Trustee pursuant to (i)
Section 2.4 and (ii) this Section 2.5).

     Section 2.6. Declaration of Trust.

     The exclusive purposes and functions of the Trust are (a) to issue and sell Trust Securities and use the proceeds from such sale to acquire the Debentures, and (b) to engage in those activities necessary or incidental thereto. The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have only those ministerial duties set forth herein with respect to accomplishing the purposes of the Trust and shall not be trustees or fiduciaries with respect to the Trust or the Securityholders. The Property Trustee shall have the right, but shall not be obligated except as provided in Section 2.7(a)(ii)(J), to perform those duties assigned to the Administrative Trustees. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

     Section 2.7. Authorization to Enter into Certain Transactions.

     (a) The Trustees and the Administrative Trustees shall conduct the affairs of the Trust in accordance with the terms of this Trust Agreement. Subject to the limitations set forth in paragraph (b) of this Section, and in accordance with the following provisions (i) and (ii), the Trustees and the Administrative Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees and Administrative Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees or the Administrative Trustees, as the case may be, under this Trust Agreement, and to perform all acts in furtherance thereof, including without limitation, the following:

          (i) Each Administrative Trustee shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                    (A) the issuance and sale of the Trust Securities;

                    (B) to cause the Trust to enter into, and to execute and deliver on behalf of the Trust, the Expense Agreement, the Registration Rights Agreement and the Certificate Depository Agreement and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                    (C) assisting in the compliance with the Registration Rights Agreement, including filings under the Securities Act, applicable state securities or blue sky laws, and the Trust Indenture Act;

                    (D) registration of the Capital Securities under the Exchange Act, if required, and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                    (E) the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

                    (F) the consent to the appointment of a Paying Agent and Securities Registrar in accordance with this Trust Agreement which consent shall not be unreasonably withheld;

                    (G) execution of the Trust Securities in accordance with this Trust Agreement;

                    (H) execution and delivery of closing certificates, pursuant to the Purchase Agreement and the application for a taxpayer identification number;

                    (I) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                    (J) unless otherwise determined by the Property Trustee or the Holders of a majority (based on Liquidation Amounts) of the Outstanding Capital Securities or Common Securities or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act, to execute on behalf of the Trust (either acting alone or together with any or all of the Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Trust Agreement; and

                    (K) the taking of any action incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

          (ii) As among the Trustees and the Administrative Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                    (A) the establishment of the Payment Account;

                    (B) the receipt of the Debentures;

                    (C) the collection of interest, principal and any other payments made in respect of the Debentures in the Payment Account;

                    (D) the distribution through the Paying Agent of amounts owed to the Securityholders in respect of the Trust Securities;

                    (E) the exercise of all of the rights, powers and privileges of a holder of the Debentures;

                    (F) the sending of notices of default and other information regarding the Trust Securities and the Debentures to the Securityholders in accordance with this Trust Agreement;

                    (G) the distribution of the Trust Property in accordance with the terms of this Trust Agreement;

                    (H) to the extent provided in this Trust Agreement, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                    (I) after an Event of Default (other than under paragraph
          (b), (c), (d) or (e) of the definition of such term if such Event of Default is by or with respect to the Property Trustee) the taking of any action incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Trust Agreement and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

                    (J) any of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 2.7(a)(i)(E) and
          (I) herein; and in the event of a conflict between the action of the Administrative Trustees and the action of the Property Trustee, the action of the Property Trustee shall prevail.

     (b) So long as this Trust Agreement remains in effect, the Trust (or the Trustees or Administrative Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, neither the Trustees nor the Administrative Trustees shall (i) acquire any investments or engage in any activities not authorized by this Trust Agreement, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) take any action that would reasonably be expected to cause the Trust to fail or cease to qualify as a grantor trust for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt or (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property. The Property Trustee shall at the sole cost and expense of the Trust defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

     (c) In connection with the issue and sale of the Capital Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Trust Agreement are hereby ratified and confirmed in all respects):

          (i) the preparation by the Trust of an Offering Circular in relation to the Original Capital Securities, including any amendments thereto and the taking of any action necessary to obtain an exemption from the Securities Act;

          (ii) the compliance by the Trust with the Registration Rights Agreement, including the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement or statements on the appropriate form in relation to the Capital Securities, including any amendments thereto pursuant to the Registration Rights Agreement;

          (iii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Capital Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States in connection with the sale of the Capital Securities;

          (iv) the negotiation of the terms of, and the execution and delivery of, the Purchase Agreement providing for the sale of the Capital Securities; and

          (v) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

     (d) Notwithstanding anything herein to the contrary, the Administrative Trustees and the Property Trustee are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not be deemed to be an "investment company" required to be registered under the 1940 Act, or classified as an association taxable as a corporation for United

States federal income tax purposes and so that the Debentures will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Administrative Trustees and the Property Trustee are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Trust Agreement, that the Property Trustee and the Holders of a majority (based on Liquidation Amounts) of the Outstanding Common Securities determine in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the Holders of the Capital Securities.

     Section 2.8. Assets of Trust.

     The assets of the Trust shall consist of the Trust Property.

     Section 2.9. Title to Trust Property.

     Legal title to all Trust Property shall be vested at all times in the Trust and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Trust Agreement.


                                  ARTICLE III

                                Payment Account

     Section 3.1. Payment Account.

     (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Trust Agreement. All monies and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein.

     (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Debentures. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                 ARTICLE IV

                           Distributions; Redemption

     Section 4.1.  Distributions.

     (a) The Trust Securities represent undivided beneficial interests in the Trust Property, and Distributions (including Additional Amounts) will be made on the Trust Securities at the rate and on the dates that payments of interest (including Additional Interest, as defined in the Indenture) are made on the Debentures. Accordingly:

          (i) Distributions on the Trust Securities shall be cumulative, and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from February 4, 1997, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Debentures pursuant to the Indenture, shall be payable semi-annually in arrears on February 1 and August 1 of each year, commencing on August 1, 1997. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) (each date on which distributions are payable in accordance with this Section 4.1(a), a "Distribution Date").

          (ii) Assuming payments of interest on the Debentures are made when due (and before giving effect to Additional Amounts, if applicable), Distributions on the Trust Securities shall be payable at a rate of 8.309% per annum of the Liquidation Amount of the Trust Securities. Notwithstanding the foregoing, in the event of a Registration Default which shall be promptly notified to the Trustees by the Depositor in an Officers' Certificate, Registration Default Distributions shall be payable on the Trust Securities in the amount and on the terms provided in the Registration Rights Agreement, assuming that payments of Registration Default Interest on the Debentures are made when due. The amount of Distributions payable for any period less than a full period shall be computed on the basis of a 360-day year of twelve 30-day months. Distributions payable for each full Distribution period will be computed by dividing the rate per annum by two. The amount of Distributions payable for any period shall include the Additional Amounts, if any.

          (iii) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Distributions.

     (b) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders thereof as they appear on the Securities Register for the Trust Securities at the close of business on the relevant record date, which shall be the January 15 or July 15 next preceding the relevant Distribution Date.

     (c) Whenever in this Trust Agreement there is mentioned, in any context, the payment of Distributions on or Liquidation Distributions on, or in respect of, any Capital Security that is issued in connection with, and subject to the benefits of, any registration rights agreement, such mention shall be deemed to include mention of the payment of registration default distributions or any other liquidated damages specified in such registration rights agreement to the extent that, in such context, such registration default distributions or other liquidated damages is, was or would be payable in respect thereof pursuant to the provisions of such registration rights agreement and express mention of the payment of registration default distributions or other liquidated damages (if applicable) in any provision hereof shall not be construed as excluding registration default distributions or other liquidated damages in those provisions hereof where such express mention is not made.

     Section 4.2. Redemption.

     (a) On each Debenture Redemption Date and on the stated maturity of the Debentures, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

     (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

          (i) the Redemption Date;

          (ii) the Redemption Price or if the Redemption Price cannot be calculated prior to the time the notice is required to be sent, the estimate of the Redemption Price provided pursuant to the Indenture together with a statement that it is an estimate and that the actual Redemption Price will be calculated on the third Business Day prior to the Redemption Date (and if an estimate is provided, a further notice shall be sent of the actual Redemption Price on the date that notice of such actual Redemption Price is received pursuant to the Indenture);

          (iii) the CUSIP number;

          (iv) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed;

          (v) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that Distributions thereon will cease to accumulate on and after said date, except as provided in Section 4.2(d) below; and

          (vi) the place or places where the Trust Securities are to be surrendered for the payment of the Redemption Price.

     The Trust in issuing the Trust Securities may use "CUSIP" or "private placement" numbers (if then generally in use), and, if so, the Property Trustee shall indicate the "CUSIP" or "private placement" numbers of the Trust Securities in notices of redemption and related materials as a convenience to Securityholders; provided that any such notice may state that no representation
                 --------
is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related materials.

     (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Debentures. Redemptions of the Trust Securities shall be made and the Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

     (d) If the Property Trustee gives a notice of redemption in respect of any Capital Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, with respect to Book-Entry Capital Securities, irrevocably deposit with the Clearing Agency for such Book-Entry Capital Securities funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders thereof. With respect to Capital Securities that are not Book-Entry Capital Securities, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Capital Securities Certificates (with, if the Property Trustee, the Paying Agent or any Administrative Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Property Trustee, the Paying Agent or any Administrative Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing). Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Securities Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the Redemption Price including any unpaid Distribution payable on or prior to the Redemption Date, but without interest, and such Securities will cease to be outstanding. In the event that any date on which any Redemption Price is payable is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the Redemption Price.

     (e) Subject to Section 4.3(a), if less than all the Outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Capital Securities. The particular Capital Securities to be redeemed shall be selected on a pro rata basis (based on Liquidation Amounts) not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Capital Securities not previously called for redemption by such method as the Property Trustee shall deem fair and appropriate which may provide for the selection for redemption of portions of Capital Securities, or with respect to Book-Entry Capital Securities, in accordance with the Clearing Agency's customary procedures, provided in either case that the Holder of such Capital Securities has at least 100 Capital Securities remaining after the redemption. Such determination shall be conclusive and binding upon the Holders and the Property Trustee shall have no liability in connection therewith. The Property Trustee shall promptly notify the Security Registrar in writing of the Capital Securities selected for redemption and, in the case of any Capital Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. In the event that less than all of the Capital Securities (other than Book-Entry Capital Securities) represented by a Capital Securities Certificate are to be redeemed, upon surrender of such Capital Securities Certificate the Administrative Trustees, or any one of them, shall execute and deliver to the Paying Agent, for further delivery to the Holder of such Capital Securities without service charge, a new Capital Securities Certificate representing the unredeemed Capital Securities evidenced by the Capital Securities Certificate so surrendered. For all purposes of this Trust Agreement, unless the context otherwise requires, all provisions relating to the redemption of Capital Securities shall relate, in the case of any Capital Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Capital Securities that has been or is to be redeemed.

     Section 4.3. Subordination of Common Securities.

     (a) Payment of Distributions (including Additional Amounts, if applicable) on, and the Redemption Price of, the Trust Securities, as applicable, shall be made, subject to Section 4.2(e), pro rata among the Common Securities and the Capital Securities based on the Liquidation Amount of such Common Securities and Capital Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Amounts, if applicable) on, or Redemption Price of, any Common Security, and no other payment on account of the redemption, liquidation or other acquisition of Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Amounts, if applicable) on all Outstanding Capital Securities for all Distribution periods terminating on or prior thereto, or in the case of payment of the Redemption Price the full amount of such Redemption Price on all Outstanding Capital Securities then called for redemption, shall have been made or provided for, and all funds available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Amounts, if applicable) on, or the Redemption Price of, Capital Securities then due and payable.

     (b) In the case of the occurrence and during the continuation of any Event of Default resulting from any Debenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any such Event of Default under this Trust Agreement until the effect of all such Events of Default with respect to the Capital Securities have been cured, waived or otherwise eliminated. Until any such Event of Default under this Trust Agreement with respect to the Capital Securities has been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Capital Securities and not the Holder of the Common Securities, and only the Holders of the Capital Securities will have the right to direct the Property Trustee to act on their behalf.

     Section 4.4. Payment Procedures.

     Payments of Distributions (including Additional Amounts, if applicable) in respect of the Capital Securities shall be made by check mailed to the address of the Person entitled thereto as such address shall appear on the Securities Register or, at the option of the Administrative Trustees, by wire transfer, or if the Capital Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Holder of the Common Securities.

     Section 4.5. Tax Returns and Reports.

     The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service form required to be provided. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Property Trustee shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

     On or before December 15 of each year during which any Capital Securities are outstanding, the Administrative Trustees shall furnish to the Property Trustee such information as may be reasonably requested by the Property Trustee in order that the Property Trustee may prepare the information which it is required to report for such year on Internal Revenue Service Forms 1096 and 1099 pursuant to Section 6049 of the Internal Revenue Code of 1986, as amended. Such information shall include the amount of original issue discount includable in income for each outstanding Capital Security during such year.

     Section 4.6. Payment of Taxes, Duties, Etc. of the Trust.

     Upon receipt under the Debentures of Additional Sums, the Property Trustee shall promptly pay any taxes, duties or governmental charges of whatsoever nature (other than withholding taxes) imposed on the Trust by the United States or any other taxing authority.

     Section 4.7. Payments under Indenture or Pursuant to Direct Actions.

     Any amount payable hereunder to any Holder of Capital Securities shall be reduced by the amount of any corresponding payment such Holder (or an Owner with respect to the Holder's Capital Securities) has directly received pursuant to
Section 5.8 of the Indenture or Section 5.13 of this Trust Agreement.

                                 ARTICLE V

                         Trust Securities Certificates

     Section 5.1. Initial Ownership.

     Upon the creation of the Trust and the contribution by the Depositor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

     Section 5.2. The Trust Securities Certificates.

     (a) The Capital Securities Certificates shall be issued in minimum denominations of $100,000 Liquidation Amount (and in blocks of at least 100 Capital Securities) and integral multiples of $1,000 in excess thereof, and the Common Securities Certificates shall be issued in denominations of $1,000 Liquidation Amount and integral multiples thereof. The Trust Securities Certificates shall be executed on behalf of the Trust by manual signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Trust Agreement, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates. A transferee of a Trust Securities Certificate shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities Certificate in such transferee's name pursuant to Section 5.5.

     (b) Upon their original issuance, Capital Securities Certificates representing Rule 144A Capital Securities shall be issued in the form of one or more Book-Entry Capital Securities Certificates registered in the name of DTC, as Clearing Agency, or its nominee and deposited with DTC for credit by DTC to the respective accounts of the Owners thereof (or such other accounts as they may direct).

     (c) Upon their original issuance, Capital Securities Certificates representing Other Capital Securities shall be issued in minimum denominations of $100,000 and integral multiples of $1,000 in excess thereof and shall not be issued in the form of a Book-Entry Capital Securities Certificate or in any other form intended to facilitate book-entry trading in beneficial interests in such Capital Securities.

     (d) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

     Section 5.3. Execution and Delivery of Trust Securities Certificates.

     At the Time of Delivery, the Administrative Trustees shall cause Common Securities Certificates, in an aggregate Liquidation Amount as provided in
Section 2.5, to be executed on behalf of the Trust and delivered, and the Administrative Trustees, or any of them, shall cause Original Capital Securities Certificates, in an aggregate Liquidation Amount as provided in Section 2.4, to be executed by facsimile and delivered to the Property Trustee and upon such delivery the Property Trustee shall authenticate such Capital Securities Certificates, and deliver such Capital Securities Certificates in each case to or upon the written order of the Depositor, signed by its chairman of the board, its president, any executive vice president or any vice president, treasurer or assistant treasurer or controller without further corporate action by the Depositor, in authorized denominations.

     Section 5.4. Book-Entry Capital Securities.

     (a) Each Book-Entry Capital Securities Certificate issued under this Trust Agreement shall be registered in the name of the Clearing Agency designated by the Depositor for the related Book-Entry Capital Securities or a nominee thereof and delivered to such Clearing Agency or a nominee thereof or custodian therefor.

     (b) Notwithstanding any other provision in this Trust Agreement, no Book-Entry Capital Securities Certificate may be exchanged in whole or in part for Capital Securities Certificates registered, and no transfer of a Book-Entry Capital Securities Certificate in whole or in part may be registered, in the name of any Person other than the Clearing Agency for such Book-Entry Capital Securities Certificates or a nominee thereof unless (a) the Clearing Agency advises the Property Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Capital Securities Certificates, and the Property Trustee is unable to locate a qualified successor, (b) the Trust at its option advises the Clearing Agency in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) after the occurrence of a Debenture Event of Default. Upon the occurrence of any event specified in clause (a), (b) or (c) above, the Administrative Trustees shall notify the Clearing Agency and the Clearing Agency shall notify all Owners of Book-Entry Capital Securities, the Delaware Trustee and the Administrative Trustees of the occurrence of such event and of the availability of the Definitive Capital Securities Certificates to Owners requesting the same; provided, however, that no Definitive Capital Securities Certificate shall be issued in an amount representing less than 100 Capital Securities.

     (c) If any Book-Entry Capital Securities Certificate is to be exchanged for other Capital Securities Certificates or cancelled in part, or if another Capital Securities Certificate is to be exchanged in whole or in part for Book-Entry Capital Securities represented by a Book-Entry Capital Securities Certificate, then either (i) such Book-Entry Capital Securities Certificate shall be so surrendered for exchange or cancellation as provided in this Article V or (ii) the aggregate Liquidation Amount represented by such Book-Entry Capital Securities Certificate shall be reduced, subject to Section 5.2, or increased by an amount equal to the Liquidation Amount represented by that portion of the Book-Entry Capital Securities Certificate to be so exchanged or cancelled, or equal to the Liquidation Amount represented by such other Capital Securities Certificates to be so exchanged for Book-Entry Capital Securities represented thereby, as the case may be, by means of an appropriate adjustment made on the records of the Security Registrar, whereupon the Property Trustee, in accordance with the Applicable Procedures, shall instruct the Clearing Agency or its authorized representative to make a corresponding adjustment to its records. Upon surrender to the Administrative Trustees or the Securities Registrar of the Book-Entry Capital Securities Certificate or Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees, or any one of them, shall execute Definitive Capital Securities Certificates in accordance with the instructions of the Clearing Agency; provided, however, that no Definitive Capital Securities Certificate shall be issued in an amount representing less than 100 Capital Securities. None of the Securities Registrar, the Trustees or the Administrative Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Capital Securities Certificates, the Trustees and Administrative Trustees shall recognize the Holders of the Definitive Capital Securities Certificates as Securityholders. The Definitive Capital Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the execution thereof by the Administrative Trustees or any one of them.

     (d) Every Capital Securities Certificate executed and delivered upon registration of transfer of, or in exchange for or in lieu of, a Book-Entry Capital Securities Certificate or any portion thereof, whether pursuant to this
Article V or Article IV or otherwise, shall be executed and delivered in the form of, and shall be, a Book-Entry Capital Securities Certificate, unless such Capital Securities Certificate is registered in the name of a Person other than the Clearing Agency for such Book-Entry Capital Securities Certificate or a nominee thereof.

     (e) The Clearing Agency or its nominee, as registered owner of a Book-Entry Capital Securities Certificate, shall be the Holder of such Book-Entry Capital Securities Certificate for all purposes under this Agreement and the Book-Entry Capital Securities Certificate, and Owners with respect to a Book-Entry Capital Securities Certificate shall hold such interests pursuant to the Applicable Procedures. The Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Trust Agreement relating to the Book-Entry Capital Securities Certificates (including the payment of the Liquidation Amount of and Distributions on the Book-Entry Capital Securities represented thereby and the giving of instructions or directions to Owners of Book-Entry Capital Securities represented thereby) as the sole Holder of the Book-Entry Capital Securities represented thereby and shall have no obligations to the Owners thereof. Neither the Trustee nor the Securities Registrar shall have any liability in respect of any transfers effected by the Clearing Agency.

     The rights of the Owners of the Book-Entry Capital Securities shall be exercised only through the Clearing Agency and shall be limited to those established by law, the Applicable Procedures and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Certificate Depository Agreement, unless and until Definitive Capital Securities Certificates are issued pursuant to Section 5.4(b), the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Capital Securities to such Clearing Agency Participants.

     Section 5.5. Registration of Transfer and Exchange of Capital Securities Certificates; Restricted Capital Securities Legends.

     (a) The Property Trustee shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.9, a register or registers for the purpose of registering Trust Securities Certificates and transfers and exchanges of Capital Securities Certificates (the "Securities Register") in which the registrar designated by the Property Trustee (the "Securities Registrar"), with the reasonable consent of the Administrative Trustees, subject to such reasonable regulations as it may prescribe, shall provide for the registration of Capital Securities Certificates and Common Securities Certificates and (subject to Section 5.11 in the case of the Common Securities Certificates) registration of transfers and exchanges of Capital Securities Certificates as herein provided. The Bank shall be the initial Securities Registrar.

     Upon surrender for registration of transfer of any Capital Securities Certificate at the office or agency maintained pursuant to Section 5.9, the Administrative Trustees or any one of them shall execute and deliver to the Property Trustee for further delivery, in the name of the designated transferee or transferees, one or more new Capital Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount dated the date of execution by such Administrative Trustee.

     The Securities Registrar shall not be required to register the transfer of any Capital Securities that have been called for redemption. At the option of a Holder, Capital Securities Certificates may be exchanged for other Capital Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Capital Securities Certificates to be exchanged at the office or agency maintained pursuant to
Section 5.9.

     Every Capital Securities Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Capital Securities Certificate surrendered for registration of transfer or exchange shall be cancelled and subsequently disposed of by the Property Trustee in accordance with its customary practice.

     No service charge shall be made for any registration of transfer or exchange of Capital Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Capital Securities Certificates.

     The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Bank also in its role as Securities Registrar, for so long as the Bank shall act as Securities Registrar.

     Whenever this document makes reference to the execution of Trust Securities Certificates, such reference to execution shall mean manual execution or, in the alternative, execution by facsimile signature by an Administrative Trustee and authentication by the Property Trustee.

     Capital Securities Certificates bearing the manual or facsimile signatures of individuals who were at any time the proper Administrative Trustees of the Trust shall bind the Trust, notwithstanding that such individuals or any of them have ceased to hold such office prior to the authentication and delivery of such Capital Securities Certificates or did not hold such offices at the date of such Capital Securities Certificates.

     Each Capital Securities Certificate that is executed by facsimile and authenticated by the Property Trustee shall be dated the date of its authentication.

     No Capital Securities Certificate that is executed by facsimile and authenticated by the Property Trustee shall be entitled to any benefit under this Trust Agreement or be valid or obligatory for any purpose, unless there appears on such Capital Securities Certificate a certificate of authentication substantially in the form provided for in the form attached as Exhibit E-2 executed by the Property Trustee by the manual signature of one of its authorized officers, and such certificate upon any Capital Securities Certificate shall be conclusive evidence, and the only evidence, that such Capital Securities Certificate has been duly authenticated and delivered hereunder.

     (b) Certain Transfers and Exchanges.  Notwithstanding any other provision
         -------------------------------
of this Trust Agreement, transfers and exchanges of Original Capital Securities Certificates and beneficial interests in a Book-Entry Capital Security of the kinds specified in this Section 5.5(b) shall be made only in accordance with this Section 5.5(b).

               (i)  Non-Book-Entry Capital Securities Certificate to Book-Entry
                    -----------------------------------------------------------
     Capital Securities Certificate. If the Holder of an Original Capital
     ------------------------------
     Securities Certificate (other than a Book-Entry Capital Securities Certificate) wishes at any time to transfer all or any portion of the Capital Securities represented thereby to a Person who wishes to take delivery thereof in the form of Book-Entry Capital Securities represented by a Book-Entry Capital Securities Certificate, such transfer may be effected only in accordance with the provisions of this Clause (b)(i) and subject to the Applicable Procedures. Upon receipt by the Securities Registrar of (A) such Capital Securities

     Certificate as provided in Section 5.5(a) and instructions satisfactory to the Securities Registrar directing that a specified number of Capital Securities to be represented by the Book-Entry Capital Securities Certificate not greater than the number of Capital Securities represented by such Capital Securities Certificate be credited to a specified Clearing Agency Participant's account and (B) a Restricted Capital Securities Certificate duly executed by such Holder or his attorney duly authorized in writing, then the Securities Registrar shall cancel such Capital Securities Certificate (and issue a new Capital Securities Certificate in respect of any untransferred portion thereof) as provided in Section 5.5(a) and increase the aggregate Liquidation Amount of the Book-Entry Capital Securities Certificate by the Liquidation Amount represented by such Capital Securities so transferred as provided in Section 5.4(c).

               (ii)  Non-Book-Entry Capital Securities Certificate to Non-Book-
                     ---------------------------------------------------------
     Entry Capital Securities Certificate.  An Original Capital Securities
     ------------------------------------
     Certificate that is not a Book-Entry Capital Securities Certificate may be transferred, in whole or in part, to a Person who takes delivery in the form of another Capital Securities Certificate that is not a Book-Entry Capital Securities Certificate as provided in Section 5.5(a); provided that
                                                                   --------
     if the Capital Securities Certificate represents Restricted Capital Securities, then the Securities Registrar shall have received a Restricted Capital Securities Certificate duly executed by the transferor Holder or his attorney duly authorized in writing.

               (iii)  Exchanges between Book-Entry Capital Securities
                      -----------------------------------------------
     Certificate and Non-Book-Entry Capital Securities Certificate.  A Book-
     -------------------------------------------------------------
     Entry Capital Security represented by a Book-Entry Capital Securities Certificate may be exchanged for a Capital Securities Certificate that is not a Book-Entry Capital Securities Certificate as provided in Section 5.4.

               (iv)  Certain Initial Transfers of Non-Book-Entry Capital
                     ---------------------------------------------------
     Securities Certificates.  In the case of Capital Securities Certificates
     -----------------------
     initially issued other than in global form, an initial transfer or exchange of such Capital Securities Certificates that does not involve any change in beneficial ownership may be made to an Institutional Accredited Investor or Investors as if such transfer or exchange were not an initial transfer or exchange; provided that a written certification is provided certifying that such exchange or transfer does not involve a change in beneficial ownership.

               (v)  Limitations Relating to Size of Blocks.  Notwithstanding any
                    --------------------------------------
     other provision of this Trust Agreement, Capital Securities may only be transferred or exchanged in blocks having a Liquidation Amount of not less than $100,000. Any transfer, exchange or other disposition of Capital Securities in contravention of this Section 5.5(b)(v) shall be deemed to be void and of no legal effect whatsoever, any such transferee shall be deemed not to be the Holder or Owner of such Capital Security for any purpose, including but not limited to the receipt of Distributions on such Capital

     Securities, and such transferee shall be deemed to have no interest whatsoever in such Capital Securities.

     (c) Restricted Capital Securities Legend.  All Capital Securities issued
         ------------------------------------
hereunder shall bear a Restricted Capital Securities Legend, subject to the following:

               (i) New Capital Securities other than Private Exchange Securities (as such term is defined in the Registration Rights Agreement) shall not bear a Restricted Capital Securities Legend;

               (ii) subject to the following Clauses of this Section 5.5(c), a Capital Securities Certificate or any portion thereof which is exchanged, upon transfer or otherwise, for a Book-Entry Capital Securities Certificate or any portion thereof shall bear a Restricted Capital Securities Legend;

               (iii) subject to the following Clauses of this Section 5.5(c), a new Capital Securities Certificate which is not a Book-Entry Capital Securities Certificate and is issued in exchange for another Capital Securities Certificate (including a Book-Entry Capital Securities Certificate) or any portion thereof, upon transfer or otherwise, shall bear a Restricted Capital Securities Legend;

               (iv) any Original Capital Securities or Private Exchange Securities which are sold or otherwise disposed of pursuant to an effective registration statement under the Securities Act (including the Shelf Registration Statement contemplated by the Registration Rights Agreement), together with their Successor Capital Securities shall not bear a Restricted Capital Securities Legend; provided the Property Trustee has received an Unrestricted Securities Certificate, in the form of Exhibit G hereto, duly executed by the Holder or Owner of such Restricted Capital Security or his attorney duly authorized in writing, and the Depositor or an Administrative Trustee shall inform the Property Trustee in writing of the effective date of any such registration statement registering the Original Capital Securities under the Securities Act and shall notify the Property Trustee at any time when prospectuses may not be delivered with respect to Original Capital Securities to be sold pursuant to such registration statement. The Property Trustee shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the aforementioned registration statement;

               (v) after February 4, 2000, a new Capital Securities Certificate (other than a Book-Entry Capital Securities Certificate) which does not bear a Restricted Capital Securities Legend shall (unless an Administrative Trustee provides an Opinion of Counsel to the contrary) be issued in exchange for or in lieu of a Capital Securities Certificate representing Restricted Capital Securities or any portion thereof if the Property Trustee has received an Unrestricted Securities Certificate, in the form of Exhibit G hereto, duly executed by the Holder or the Owner of such Restricted Capital Securities or his attorney duly authorized in writing, and after such date and receipt of such certificate, the Administrative Trustees shall execute and deliver such a new Capital Securities Certificate in exchange for or in lieu of such other certificate representing Restricted Capital Securities as provided in this
     Article V;

               (vi) a new Capital Securities Certificate (other than a Book-Entry Capital Securities Certificate) which does not bear a Restricted Capital Securities Legend may be issued in exchange for or in lieu of a Capital Securities Certificate representing Restricted Capital Securities or any portion thereof based on an Opinion of Counsel, stating that placing such a legend upon such new Capital Securities Certificate is not necessary to ensure compliance with the registration requirements of the Securities Act, and the Administrative Trustees shall execute and deliver such a new Capital Securities Certificate as provided in this Article V; and

               (vii) notwithstanding the foregoing provisions of this Section 5.5(c), a Successor Capital Securities Certificate of a Capital Securities Certificate that does not bear a Restricted Capital Securities Legend shall not bear such form of legend unless a Responsible Officer of the Property Trustee has actual knowledge (without conducting any independent inquiry) that such Successor Capital Securities Certificate is a "restricted security" within the meaning of Rule 144 under the Securities Act, in which case the Administrative Trustees shall authenticate and deliver a new Capital Securities Certificate bearing a Restricted Capital Securities Legend in exchange for such Successor Capital Securities Certificate as provided in this Article V.

     Section 5.6. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

     If (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

     Section 5.7. Persons Deemed Securityholders.

     The Trustees, the Administrative Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities Certificate shall be registered in the Securities Register as the owner of such Trust Securities Certificate for the purpose of receiving Distributions and for all other purposes whatsoever, and neither the Trustees, the Administrative Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

     Section 5.8. Access to List of Securityholders' Names and Addresses.

     Each Holder and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee, the Delaware Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

     Section 5.9. Maintenance of Office or Agency.

     The Property Trustee shall designate, with the consent of the Administrative Trustees, which consent shall not be unreasonably withheld, an office or offices or agency or agencies where Capital Securities Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities Certificates may be served. The Corporate Trust Office of the Property Trustee is initially designated the office for such purpose. The Administrative Trustees or the Property Trustee shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency.

     Section 5.10. Appointment of Paying Agent.

     The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Property Trustee may revoke such power and remove the Paying Agent in its sole discretion. The Paying Agent shall initially be the Bank, and any co-paying agent chosen by the Bank, and reasonably acceptable to the Administrative Trustees. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees and the Property Trustee. In the event that the Bank shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees, or if an Issuer Trust Default shall have occurred and be continuing, the Property Trustee, shall appoint a successor that is reasonably acceptable to the Administrative Trustees to act as Paying Agent (which shall be a bank or trust company). Such successor Paying Agent or any additional Paying Agent shall execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Agreement to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

     Section 5.11. Ownership of Common Securities by Depositor.

     At the Time of Delivery, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer in connection with a consolidation or merger of the Depositor into another Person, or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to Section 8.1 of the Indenture, any attempted transfer of the Common Securities shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE."

     Section 5.12. Notices to Clearing Agency.

     To the extent that a notice or other communication to the Owners is required under this Trust Agreement, unless and until Definitive Capital Securities Certificates shall have been issued to all Owners pursuant to Section 5.4(b), the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to the Owners.

     Section 5.13. Rights of Securityholders.

     (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Trust Agreement. The Trust Securities shall have no preemptive or similar rights and when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable by the Trust. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

     (b) For so long as any Capital Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Debentures fail to declare the principal of all of the Debentures to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Capital Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee with a copy to the Property Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Debentures shall become immediately due and payable, provided that the payment of principal and interest on such Debentures shall remain subordinated to the extent provided in the Indenture.

     At any time after such a declaration of acceleration with respect to the Debentures has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as in the Indenture provided, the Holders of a majority (based on Liquidation Amounts) of the Outstanding Capital Securities, by written notice to the Property Trustee, the Depositor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

          (i) the Depositor has paid or deposited with the Debenture Trustee a sum sufficient to pay

                    (A) all overdue installments of interest (including any Additional Interest (as defined in the Indenture)) on all of the Debentures,

                    (B) the principal of (and premium, if any, on) any Debentures which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Debentures, and

                    (C) all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the Property Trustee, their agents and counsel; and

          (ii) all Events of Default with respect to the Debentures, other than the non-payment of the principal of the Debentures which has become due solely by such acceleration, have been cured or waived as provided in
     Section 5.13 of the Indenture.

     The Holders of a majority (based on Liquidation Amounts) of the Outstanding Capital Securities may, on behalf of the Holders of all the Capital Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Debenture. No such rescission shall affect any subsequent default or impair any right consequent thereon.

     Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Capital Securities all or part of which is represented by Book-Entry Capital Securities Certificates, a record date shall be established for determining Holders of Outstanding Capital Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date; provided, that, unless such declaration of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90-day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this
Section 5.13(b).

     (c) For so long as any Capital Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Trust Agreement and the Indenture, upon a Debenture Event of Default specified in Section 5.1(1) or 5.1(2) of the Indenture, any Holder of Capital Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to
Section 5.8 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Debentures having a principal amount equal to the Liquidation Amount of the Capital Securities of such Holder (a "Direct Action"). Except as set forth in Section 5.13(b) and this Section 5.13(c), the Holders of Capital Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Debentures.


                                   ARTICLE VI

                   Acts of Securityholders; Meetings; Voting

     Section 6.1. Limitations on Voting Rights.

     (a) Except as provided in this Section, in Sections 5.13, 8.10 and 10.2 and in the Indenture and as otherwise required by law, no Holder of Capital Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Securityholders from time to time as partners or members of an association.

     (b) So long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Debenture Trustee with respect to such Debentures, (ii) waive any past default which is waivable under Section 5.13 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a majority in Liquidation Amount of all Outstanding Capital Securities; provided, however, that where a consent under the Indenture would require the consent of each holder of Debentures affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Capital Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Capital Securities, except by a subsequent vote of the Holders of Capital Securities. The Property Trustee shall notify all Holders of the Capital Securities of any notice of default received from the Debenture Trustee with respect to the Debentures. In addition to obtaining the foregoing approvals of the Holders of the Capital Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that such action shall not cause the Trust to be classified as an association taxable as a corporation for United States federal income tax purposes.

     (c) If any proposed amendment to the Trust Agreement provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the powers, preferences or special rights of the Capital Securities, whether by way of amendment to the Trust Agreement or otherwise, or
(ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Trust Agreement, then the Holders of Outstanding Capital Securities as a class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of the Holders of at least a majority in Liquidation Amount of the Outstanding Capital Securities. Notwithstanding any other provision of this Trust Agreement, no amendment to this Trust Agreement may be made if, as a result of such amendment, it would cause the Trust to fail to be classified as a grantor trust for United States federal income tax purposes.

     Section 6.2. Notice of Meetings.

     Notice of all meetings of the Capital Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to Section 10.8 to each Capital Securityholder of record, at its registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

     Section 6.3. Meetings of Capital Securityholders.

     No annual meeting of Securityholders is required to be held. The Property Trustee, however, shall call a meeting of Capital Securityholders to vote on any matter upon the written request of the Capital Securityholders of record representing 25% of the Outstanding Capital Securities (based upon their Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Capital Securityholders to vote on any matters as to which Capital Securityholders are entitled to vote.

     Capital Securityholders of record of 50% of the Outstanding Capital Securities (based upon their Liquidation Amount), present in person or by proxy, shall constitute a quorum at any meeting of Capital Securityholders.

     If a quorum is present at a meeting, an affirmative vote by the Capital Securityholders of record present, in person or by proxy, holding more than a majority of the Outstanding Capital Securities (based upon their Liquidation Amount) held by the Capital Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Capital Securityholders, unless this Trust Agreement requires a greater number of affirmative votes.

     Section 6.4. Voting Rights.

     Securityholders shall be entitled to one vote for each $1,000 of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

     Section 6.5. Proxies, etc.

     At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Property Trustee, or with such other officer or agent of the Trust as the Property Trustee may direct, for verification prior to the time at which such vote shall be taken. If authorized by the Property Trustee, proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several Persons, any one of them may vote at any meeting in person or by proxy in respect of such Trust Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Trust Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

     Section 6.6. Securityholder Action by Written Consent.

     Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than a majority of all Outstanding Trust Securities (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Trust Agreement) shall consent to the action in writing.

     Section 6.7. Record Date for Voting and Other Purposes.

     For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Trust Agreement, or for the purpose of any other action, the Administrative Trustees or Property Trustee may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

     Section 6.8. Acts of Securityholders.

     Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Trust Agreement to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to the Property Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Trust Agreement and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

     The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

     The ownership of Capital Securities shall be proved by the Securities Register.

     Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

     Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

     If any dispute shall arise between the Securityholders and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

     Section 6.9. Inspection of Records.

     Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.


                                  ARTICLE VII

                         Representations and Warranties

     Section 7.1. Representations and Warranties of the Property Trustee and the Delaware Trustee.

     The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

     (a) the Property Trustee is a New York banking corporation duly organized, validly existing and in good standing under the laws of the State of New York;

     (b) the Property Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

     (c) the Delaware Trustee is a Delaware corporation duly organized, validly existing and in good standing in the State of Delaware;

     (d) the Delaware Trustee has full corporate power, authority and legal right to execute, deliver and perform its obligations under this Trust Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Trust Agreement;

     (e) this Trust Agreement has been duly authorized, executed and delivered by the Property Trustee and the Delaware Trustee and constitutes the valid and legally binding agreement of each of the Property Trustee and the Delaware Trustee enforceable against each of them in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

     (f) the execution, delivery and performance of this Trust Agreement has been duly authorized by all necessary corporate or other action on the part of the Property Trustee and the Delaware Trustee and does not require any approval of stockholders of the Property Trustee and the Delaware Trustee and such execution, delivery and performance will not (i) violate the Charter or By-laws of the Property Trustee or the Delaware Trustee, (ii) result in the creation or imposition of, any Lien on any properties included in the Trust Property pursuant to the provisions of, any indenture, mortgage, credit agreement, license or other agreement or instrument to which the Property Trustee or the Delaware Trustee is a party or by which it is bound, or (iii) violate any law, governmental rule or regulation of the United States or the State of Delaware, as the case may be, governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee (as appropriate in context) or any order, judgment or decree applicable to the Property Trustee or the Delaware Trustee;

     (g) neither the authorization, execution or delivery by the Property Trustee or the Delaware Trustee of this Trust Agreement nor the consummation of any of the transactions by the Property Trustee or the Delaware Trustee (as appropriate in context) contemplated herein or therein requires the consent or approval of, the giving of notice to, the registration with or the taking of any other action with respect to any governmental authority or agency under any existing federal law governing the banking, trust or general powers of the Property Trustee or the Delaware Trustee, as the case may be, under the laws of the United States or the State of Delaware; and

     (h) there are no proceedings pending or, to the best of each of the Property Trustee's and the Delaware Trustee's knowledge, threatened against or affecting the Property Trustee or the Delaware Trustee in any court or before any governmental authority, agency or arbitration board or tribunal which, in the good faith judgment of the Property Trustee or the Delaware Trustee, as the case may be, individually or in the aggregate, would materially and adversely affect the Trust or the right, power and authority of the Property Trustee or the Delaware Trustee, as the case may be, to enter into or perform its obligations as one of the Trustees under this Trust Agreement.

     Section 7.2. Representations and Warranties of Depositor.

     The Depositor hereby represents and warrants for the benefit of the Securityholders that:

     (a) the Trust Securities Certificates issued at each Time of Delivery on behalf of the Trust have been duly authorized and will have been, duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Trust Agreement and the Securityholders will be, as of each such date, entitled to the benefits of this Trust Agreement; and

     (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Trust Agreement.


                                  ARTICLE VIII

                   The Trustees; the Administrative Trustees

     Section 8.1. Certain Duties and Responsibilities.

     (a) The duties and responsibilities of the Trustees and Administrative Trustees shall be as provided by this Trust Agreement and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Trust Agreement shall require the Trustees or Administrative Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not therein expressly so provided, every provision of this Trust Agreement relating to the conduct or affecting the liability of or affording protection to the Trustees or Administrative Trustees shall be subject to the provisions of this Article. Nothing in this Trust Agreement shall be construed to release an Administrative Trustee from liability for its own gross negligent action, its own gross negligent failure to act or its own willful misconduct. To the extent that, at law or in equity, an Administrative Trustee has duties and liabilities relating thereto to the Trust or to the Securityholders, such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Administrative Trustee's good faith reliance on the provisions of this Trust Agreement. The provisions of this Trust Agreement, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees.

     (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.1(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Trust Agreement or, in the case of the Property Trustee, in the Trust Indenture Act.

     (c) No provision of this Trust Agreement shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

          (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Trust Agreement;

          (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Payment Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Trust Agreement and the Trust Indenture Act;

          (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law; and

         (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Trust Agreement, nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.

     Section 8.2. Certain Notices.

     Within ten Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such Event of Default to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived.

     Within ten Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Debentures pursuant to the Indenture, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.8, notice of such exercise to the Securityholders, unless such exercise shall have been revoked.

     Section 8.3. Certain Rights of Property Trustee.

     Subject to the provisions of Section 8.1:

     (a) the Property Trustee may conclusively rely and shall fully be protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

     (b) if (i) in performing its duties under this Trust Agreement the Property Trustee is required to decide between alternative courses of action or (ii) in construing any of the provisions of this Trust Agreement the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any provision of this Trust Agreement, then, except as to any matter as to which the Capital Securityholders are entitled to vote under the terms of this Trust Agreement, the Property Trustee shall deliver a notice to the Depositor requesting the Depositor's opinion as to the course of action to be taken and the Property Trustee (regardless of whether or not the Property Trustee has received an opinion from the Depositor) shall take such action, or refrain from taking such action, as the Property Trustee shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

     (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Trust Agreement shall be sufficiently evidenced by an Officers' Certificate;

     (d) whenever in the administration of this Trust Agreement, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and rely upon an Officers' Certificate as to factual matters (other than the interpretation of this Agreement) which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees;

     (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or reregistration thereof;

     (f) the Property Trustee may consult with counsel of its choice (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Trust Agreement from any court of competent jurisdiction;

     (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Trust Agreement at the request or direction of any of the Securityholders pursuant to this Trust Agreement, unless such Securityholders shall have offered to the Property Trustee security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

     (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Securityholders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

     (i) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through its agents or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent or attorney appointed with due care by it hereunder;

     (j) whenever in the administration of this Trust Agreement the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received and (iii) shall be fully protected in acting in accordance with such instructions;

     (k) except as otherwise expressly provided by this Trust Agreement, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Trust Agreement;

     (l) when the Property Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally; and

     (m) the Property Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Property Trustee obtains actual knowledge of such event or the Property Trustee receives written notice of such event from Securityholders holding more than a majority of Capital Securities (based on Liquidation Amounts).

     No provision of this Trust Agreement shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

     Section 8.4. Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Debentures.

     Section 8.5. May Hold Securities.

     Any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13 and except as provided in the definition of the term "Outstanding" in Article I, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

     Section 8.6. Compensation; Indemnity; Fees.

     The Depositor agrees:

     (a) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder in such amounts as the Depositor and such Trustees shall agree upon from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

     (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Trust Agreement (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

     (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, (iv) each Administrative Trustee and (v) any employee or agent of the Trust or its Affiliates (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Trust Agreement, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions.

     The provisions of this Section 8.6 shall survive the termination of this Trust Agreement or the earlier resignation or removal of any Trustee.

     No Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

     The Depositor and any Trustee (in the case of the Property Trustee, subject to Section 8.8 hereof) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Trust Securities shall have no rights by virtue of this Trust Agreement in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Depositor, nor any Trustee, shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Depositor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

     Section 8.7. Corporate Property Trustee Required; Eligibility of Trustees and Administrative Trustees.

     (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank and eligible pursuant to the Trust Indenture Act to act as such, shall have a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

     (b) There shall at all times be one or more Administrative Trustees hereunder with respect to the Trust Securities. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

     (c) There shall at all times be a Delaware Trustee with respect to the Trust Securities. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

     Section 8.8. Conflicting Interests.

     (a) If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Trust Agreement.

     (b) The Guarantee Agreement and the Indenture shall be deemed to be specifically described in this Trust Agreement for the purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

     Section 8.9. Co-Trustees and Separate Trustee.

     Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust Property may at the time be located, the Property Trustee shall have power to appoint, and upon the written request of the Property Trustee, the Holder of the Common Securities and the Administrative Trustees shall for such purpose join in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

     Should any written instrument from the Holder of the Common Securities be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Holder of the Common Securities.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

     (a) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder shall be exercised solely by such Trustees and not by such co-trustee or separate trustee.

     (b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

     (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Holder of the Common Securities, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a

Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Holder of the Common Securities shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

     (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

     (e) The Property Trustee shall not be liable by reason of any act of a co-trustee or separate trustee.

     (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

     Section 8.10. Resignation and Removal; Appointment of Successor.

     No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

     Subject to the immediately preceding paragraph, a Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders and by appointing a successor Relevant Trustee. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 60 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee. The Property Trustee shall have no liability for the selection of such successor pursuant to this Section 8.10.

     The Property Trustee or the Delaware Trustee, or both of them, may be removed by Act of the Holders of a majority (based on Liquidation Amounts) of the Outstanding Capital Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust) (i) at any time for cause or
(ii) if an Event of Default shall have occurred and be continuing with or without cause. In addition, unless an Issuer Trust Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at any time by the Holder of the Common Securities.

     If any Trustee shall resign, be removed by the Holder of Common Securities or the Holders of a majority (based on Liquidation Amounts) of the Outstanding Capital Securities or become incapable of acting as trustee, or if a vacancy shall occur in the office of any Trustee for any cause, (i) unless an Issuer Trust Default has occurred and is continuing, the Common Securityholder, by Act of the Common Securityholder, delivered to the retiring Relevant Trustee, or (ii) if an Issuer Trust Default has occurred and is continuing, the Relevant Trustee (except if such Trustee was removed by the Holder of the Common Securities or the Holders of a majority (based on Liquidation Amounts) of the Outstanding Capital Securities or if a Debenture Event of Default has occurred and is continuing) or the Capital Securityholders, by Act of the Securityholders of at least 25% in Liquidation Amount of the Capital Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees. If the Property Trustee shall appoint a successor, it shall do so by requesting from at least three Persons meeting the eligibility requirements, its expenses and charges to serve as the Property Trustee on a form provided by the Administrative Trustees, and selecting the Person who agrees to the lowest expense and charges. In any case, such successor Relevant Trustee shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed as provided above and accepted appointment in the manner required by Section 8.11, any Securityholder may, on behalf of himself and all others similarly situated, or the Property Trustee, may petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

     The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Holder of the Common Securities. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

     Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event a Delaware Trustee who is a natural person dies or becomes incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the Property Trustee following the procedures in Section 8.10 (with the successor being a Person who satisfies the eligibility requirement for a Delaware Trustee set forth in Section 8.7).

     Section 8.11. Acceptance of Appointment by Successor.

     In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Trust Agreement as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

     Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

     No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

     Section 8.12. Merger, Conversion, Consolidation or Succession to Business.

     Any Person into which the Property Trustee or the Delaware Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     Section 8.13. Preferential Collection of Claims Against Depositor or Trust.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

     (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

     (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

     Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

     Section 8.14. Reports by Property Trustee.

     (a) Not later than 60 days after December 31 of each year commencing with December 31, 1997, the Property Trustee shall transmit to all Securityholders in accordance with Section 10.8, and to the Depositor, a brief report dated as of the immediately preceding December 31 with respect to:

          (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect; and

          (ii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

     (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Trust Agreement as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

     (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with the Depositor and after qualification of this Trust Agreement under the Trust Indenture Act, with the Commission.

     Section 8.15. Reports to the Property Trustee.

     The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

     Section 8.16. Evidence of Compliance with Conditions Precedent.

     Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Trust Agreement that relate to any of the matters set forth in Section 314 (c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

     Section 8.17. Number of Trustees.

     (a) The number of Trustees shall be two. The Property Trustee and the Delaware Trustee may be the same Person.

     (b) If a Trustee ceases to hold office or for any reason a vacancy shall occur, the vacancy shall be filled with a Trustee appointed in accordance with
Section 8.10.

     (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee or an Administrative Trustee shall not operate to annul, dissolve or terminate the Trust.

     Section 8.18. Delegation of Power.

     (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

     (b) The Administrative Trustees shall have power to delegate from time to time to such of their number the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Trust Agreement, as set forth herein.

     Section 8.19. Appointment of Administrative Trustees.

     (a) The Administrative Trustees shall be appointed by the Common Securityholder and may be removed by the Common Securityholder at any time. Each Administrative Trustee shall sign an agreement agreeing to comply with the terms of this Trust Agreement. If at any time there is no Administrative Trustee, the Property Trustee or any Securityholder who has been a Securityholder of Trust Securities for at least six months may petition any court of competent jurisdiction for the appointment of one or more Administrative Trustees.

     (b) Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with this Section 8.19, the Administrative Trustees in office, regardless of their number (and notwithstanding any other provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Trust Agreement.

     Notwithstanding the foregoing or any other provision of this Trust Agreement, in the event any Administrative Trustee who is a natural person dies or becomes, in the opinion of the Common Securityholder, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by the unanimous act of the remaining Administrative Trustees if there were at least two of them prior to such vacancy (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees set forth in Section 8.7).


                                   ARTICLE IX

                      Termination, Liquidation and Merger

     Section 9.1. Termination Upon Expiration Date.

     Unless earlier terminated, the Trust shall automatically terminate on February 1, 2028 (the "Expiration Date"), following the distribution of the Trust Property in accordance with Section 9.4.

     Section 9.2. Early Termination.

     The first to occur of any of the following events is an "Early Termination Event":

     (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Holder of the Common Securities;

     (b) the written direction to the Property Trustee from the Holder of the Common Securities at any time to terminate the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, distribute Debentures to Securityholders in exchange for the Capital Securities; provided, however, that the Property Trustee shall have first received an Opinion of Counsel to the effect that such distribution will not be a taxable event to the Holders;

     (c) the redemption of all of the Trust Securities in connection with the redemption of all the Debentures; and

     (d) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

     Section 9.3. Termination.

     The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities; (b) the payment of any expenses owed by the Trust; and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

     Section 9.4. Liquidation.

     (a) If an Early Termination Event specified in clause (a), (b) or (d) of
Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Property Trustee as expeditiously as the Property Trustee determines to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Debentures, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid mailed not later than 30 nor more than 60 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

          (i) state the Liquidation Date;

          (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Debentures or the right to receive a Liquidation Distribution, as applicable; and

          (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Debentures, or if
     Section 9.4(d) applies
     receive a Liquidation Distribution, as the Property Trustee (after consultation with the Administrative Trustees) shall deem appropriate.

     (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Debentures to Securityholders, the Property Trustee, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Debentures in exchange for the Outstanding Trust Securities Certificates.

     (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Debentures will be issued to Holders of Trust Securities Certificates, upon surrender of such certificates to the exchange agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Debentures, accruing interest at the rate provided for in the Debentures from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (and until such certificates are so surrendered, no payments of interest or principal will be made to Holders of Trust Securities Certificates with respect to such Debentures) and (iv) all rights of Securityholders holding Trust Securities will cease, except the right of such Securityholders to receive Debentures upon surrender of Trust Securities Certificates.

     (d) In the event that, notwithstanding the other provisions of this Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Debentures in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based on Liquidation Amounts). The holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Capital Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Capital Securities shall have a priority over the Common Securities. Any such determination and liquidation by the Property Trustee shall be conclusive upon the Securityholders and the Property Trustee shall have no liability in connection therewith.

     Section 9.5. Mergers, Consolidations, Amalgamations or Replacements of the Trust.

     The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any corporation or other entity, except pursuant to this Section 9.5. At the request of the Holders of the Common Securities, with the consent of the Holders of a majority (based on Liquidation Amounts) of the Outstanding Capital Securities, the Trust may merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, a trust organized as such under the laws of any State; provided, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Capital Securities or (b) substitutes for the Capital Securities other securities having substantially the same terms as the Capital Securities (the "Successor Securities") so long as the Successor Securities have the same priority as the Capital Securities with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) the Holders of a majority (based on Liquidation Amounts) of the Outstanding Capital Securities appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Debentures, (iii) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Capital Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders of the Capital Securities (including any Successor Securities) in any material respect, (v) such successor entity has a purpose substantially identical to that of the Trust, (vi) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Trust has received an opinion of independent counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Capital Securities (including any Successor Securities) in any material respect and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act and (vii) the Depositor or any permitted successor or assignee owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of holders of 100% in Liquidation Amount of the Capital Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to, any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                 ARTICLE X

                            Miscellaneous Provisions

     Section 10.1. Limitation of Rights of Securityholders.

     The death or incapacity of any person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Trust Agreement, nor entitle the legal representatives or heirs of such person or any Securityholder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

     Section 10.2. Amendment.

     (a) This Trust Agreement may be amended from time to time by the Property Trustee and the Holders of a majority (based on Liquidation Amounts) of the Outstanding Common Securities without the consent of the Depositor or any Capital Securityholders, (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Trust Agreement, which shall not be inconsistent with the other provisions of this Trust Agreement, or (ii) to modify, eliminate or add to any provisions of this Trust Agreement to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an investment company under the 1940 Act; provided, however, that such action shall not adversely affect in any material respect the interests of any Securityholder, and any amendments of this Trust Agreement shall become effective when notice thereof is given to the Securityholders.

     (b) Except as provided in Section 10.2(c) hereof, any provision of this Trust Agreement may be amended by the Property Trustee and the Holders of a majority (based on Liquidation Amounts) of the Outstanding Common Securities (without execution of any amendment by the Depositor) and with (i) the consent of Capital Securityholders representing not less than a majority (based on Liquidation Amounts) of the Capital Securities then Outstanding and (ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees or the Administrative Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status of an investment company under the 1940 Act.

     (c) In addition to and notwithstanding any other provision in this Trust Agreement, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this Trust Agreement may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date; notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.3 or 6.6 hereof), this paragraph (c) of this Section
10.2 may not be amended.

     (d) Notwithstanding any other provisions of this Trust Agreement, no Trustee shall enter into or consent to any amendment to this Trust Agreement which would cause the Trust to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act or fail or cease to be classified as a grantor trust for United States Federal income tax purposes.

     (e) Notwithstanding anything in this Trust Agreement to the contrary, without the consent of the Depositor, this Trust Agreement may not be amended in a manner which imposes any additional obligation on the Depositor.

     (f) In the event that any amendment to this Trust Agreement is made, the Administrative Trustees or the Property Trustee shall promptly provide to the Depositor a copy of such amendment.

     (g) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Trust Agreement which affects its own rights, duties or immunities under this Trust Agreement or would otherwise expose the Property Trustee to any liability or be contrary to applicable law. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Trust Agreement is in compliance with this Trust Agreement.

     Section 10.3. Separability.

     In case any provision in this Trust Agreement or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     Section 10.4. Governing Law.

     THIS TRUST AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF EACH OF THE SECURITYHOLDERS, THE TRUST AND THE TRUSTEES WITH RESPECT TO THIS TRUST AGREEMENT AND THE TRUST SECURITIES SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE. THE PROVISIONS OF SECTION 3540 AND 3561 OF TITLE 12 OF THE DELAWARE CODE SHALL NOT APPLY TO THIS TRUST.

     Section 10.5. Payments Due on Non-Business Day.

     If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Section 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no Distributions shall accumulate thereon for the period after such date.

     Section 10.6. Successors.

     This Trust Agreement shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under Article VIII of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

     Section 10.7. Headings.

     The Article and Section headings are for convenience only and shall not affect the construction of this Trust Agreement.

     Section 10.8. Reports, Notices and Demands.

     Any report, notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first-class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Capital Securityholder, to such Capital Securityholder as such Securityholder's name and address may appear on the Securities Register; and (b) in the case of the Common Securityholder or the Depositor, to The PMI Group, Inc., 601 Montgomery Street, San Francisco, California 94111, Attention: Victor J. Bacigalupi, facsimile no.:
(415) 291-6175. Any notice to Capital Securityholders may also be given to such Owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

     Any notice, demand or other communication which by any provision of this Trust Agreement is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing by deposit thereof, first class postage prepaid, in the United States mail, hand delivery or overnight courier or by facsimile transmission (confirmed by delivery of the original), in each case, addressed (until another address is published by the Trust) as follows: (a) with respect to the Trust, to the Delaware Trustee, the Property Trustee, and the Administrative Trustees at their respective addresses set forth below; (b) with respect to the Property Trustee, to The Bank of New York, 101 Barclay Street, New York, New York 10286, Attention: Vivian Georges; (c) with respect to the Delaware Trustee, to The Bank of New York (Delaware), White Clay Center, Route 273, Newark, Delaware 19711 - Attention: Corporate Trust Department; and
(d) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention Administrative Trustees of PMI Capital I." Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

     Section 10.9. Agreement Not to Petition.

     Each of the Trustees and the Depositor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be stopped and precluded therefrom and such other defenses, if any, as counsel for the Trustees or the Trust may assert. The provisions of this Section 10.9 shall survive the termination of this Trust Agreement.

     Section 10.10. Trust Indenture Act; Conflict with Trust Indenture Act.

     (a) The Trust Indenture Act shall apply as a matter of contract to this Trust Agreement for purposes of interpretation, construction and defining the rights and obligations hereunder.

     (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

     (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Trust Agreement by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Trust Agreement modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Trust Agreement as so modified or excluded, as the case may be.

     (d) The application of the Trust Indenture Act to this Trust Agreement shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

     Section 10.11. Delivery of Certain Information.

     At any time when the Depositor is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Capital Security, the Depositor will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder, or to a prospective purchaser of any such Capital Security designated by any such Holder to the extent required to permit compliance by such Holder with Rule 144A under the Securities Act (or any successor provision thereto) in connection with the resale of any such Capital Security; provided, however, that the Depositor shall not be required to furnish such information in connection with any request made on or after the date which is three years from the later of (i) the date such a Capital Security (or any such predecessor Capital Security) was last acquired from the Trust or (ii) the date such Security (or any such predecessor Security) was last acquired from an "affiliate" of the Depositor or the Trust within the meaning of Rule 144 under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

     Section 10.12. Acceptance of Terms of Trust Agreement, Guarantee and Indenture.

     THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT


                             [Signature Page Next]

THE TERMS AND PROVISIONS OF THIS TRUST AGREEMENT SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

                              The PMI Group, Inc.


                              By:
                                 --------------------------------
                                 Name: W. Roger Haughton
                                 Title:  President and Chief Executive Officer


                              By: /s/ John M. Lorenzen
                                 --------------------------------
                                 Name: John M. Lorenzen
                                 Title:  Executive Vice President


                              The Bank Of New York,
                              as Property Trustee


                              By: /s/ Vivian Georges
                                 --------------------------------
                                 Name: Vivian Georges
                                 Title: Assistant Vice President


                              The Bank Of New York (Delaware),
                              as Delaware Trustee


                              By: /s/ Mary Jane Morrissey
                                 --------------------------------
                                 Name: Mary Jane Morrissey
                                 Title: Authorized Signatory

                                                                       EXHIBIT A

                              CERTIFICATE OF TRUST

                                       OF

                                 PMI CAPITAL I

                                 [See Attached]

                               State of Delaware
                                                                          PAGE 1
                       Office of the Secretary of State

                       --------------------------------



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF BUSINESS TRUST REGISTRATION OF "PMI CAPITAL I", FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF JANUARY, A.D. 1997, AT 4:30 O'CLOCK P.M.

                     [GREAT SEAL OF THE STATE OF DELAWARE
                           LIBERTY AND INDEPENDENCE
                               *1793*1847*1907*]


                                    [LOGO
                              SECRETARY'S OFFICE
                            STATE OF DELAWARE 1793]

                                             /s/ Edward J. Freel
                                           -------------------------------------
                                             Edward J. Freel, Secretary of State

                                             AUTHENTICATION:   8310219

                                                       DATE:   01-30-97

                                                           STATE OF DELAWARE
                                                          SECRETARY OF STATE
                                                        DIVISION OF CORPORATION
                                                       FILED 04:30 PM 01/24/1997
                                                          971025521 - 2710479

                            CERTIFICATE OF TRUST OF
                                 PMI CAPITAL I

          This Certificate of Trust of PMI Capital I (the "Trust") dated January 24, 1997, is being duly executed and filed by The Bank of New York (Delaware), a Delaware banking corporation, as trustee, to form a business trust under the Delaware Business Trust Act (12 Del. C. (S) 3801 et seq.).
                                -------          -- ----

          1.   Name.  The name of the business trust formed hereby is PMI
               ----
Capital I.

          2.   Delaware Trustee.  The name and business address of the trustee
               ----------------
of the Trust in the State of Delaware is the The Bank of New York (Delaware), White Clay Center, Newark, Delaware 19711.

          3.   Effective Date.  This Certificate of Trust shall be effective
               --------------
upon filing with the Secretary of State.

          IN WITNESS WHEREOF, the undersigned, being the sole trustee of the Trust, has executed this Certificate of Trust as of the date first above written.

                                       THE BANK OF NEW YORK (DELAWARE)
                                       as trustee


                                       By: /s/ Joseph G. Ernst
                                          ----------------------------
                                       Name:  JOSEPH G. ERNST
                                       Title: Assistant Vice President

                                                                       EXHIBIT B


                        CERTIFICATE DEPOSITORY AGREEMENT

                                 [See Attached]

                    [LOGO OF THE DEPOSITORY TRUST COMPANY]

                     BOOK-ENTRY-ONLY CORPORATE DEBT ISSUES

                           LETTER OF REPRESENTATIONS
                     [To be Completed by Issuer and Agent]



                                 PMI CAPITAL I
                  ------------------------------------------
                               [Name of Issuer]


                       THE BANK OF NEW YORK, AS TRUSTEE
                  ------------------------------------------
                                [Name of Agent]



                                                                FEBRUARY 3, 1997
                                                                ----------------
                                                                     [Date]

Attention: General Counsel's Office
The Depository Trust Company
55 Water Street; 49th Floor
New York, NY 10041-0099



          Re:  8.309% Capital Securities, Series A
             ------------------------------------------------------------------
             ------------------------------------------------------------------
             ------------------------------------------------------------------
                              [Issue Description]



Ladies and Gentlemen:

  This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Agent will act as trustee, paying agent, fiscal agent, or other agent of Issuer with respect to the Securities. The Securities will be issued pursuant to a trust indenture, resolution, or other such document authorizing the issuance of the Securities dated February 4, 1997 (the "Document"). Goldman, Sachs & Co. is distributing
      ----------     -                    -------------------
                                            ["Underwriter"]
the Securities through the Depository Trust Company ("DTC").

  To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Agent make the following representations to DTC:

  1.  Prior to closing on the Securities on February 4, 1997, there shall be
                                            ----------     -
deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each Security certificate shall bear the following legend:

     Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

  2. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Agent shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC not less than 15 calendar days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at (212) 709-6896 or
(212) 709-6897, and receipt of such notices shall be confirmed by telephoning
(212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 4.

  3. In the event of a full or partial redemption, Issuer or Agent shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designed to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Agent shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice). The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

               Manager; Call Notification Department
               The Depository Trust Company
               711 Stewart Avenue
               Garden City, NY 11530-4719

  4. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Agent to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notices to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or (212) 709-1094, and receipt of such notices shall be confirmed by telephoning (212) 709-6884. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                    Manager; Reorganization Department
                    Reorganization Window
                    The Depository Trust Company
                    7 Hanover Square, 23rd Floor
                    New York, NY 10004-2695

5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

6. In the event of a change in the interest rate, Agent shall send notice of such change to Standard & Poor's Corporation. Such notice, which shall also include Agent contact's name and telephone number, shall also be sent to DTC's Dividend Department either by telecopy to (212) 709-1723, or if by mail or by any other means to:

                    Manager; Announcements
                    Dividend Department
                    The Depository Trust Company
                    7 Hanover Square; 22nd Floor
                    New York, NY 10004-2695

7. Agent must provide DTC, no later than noon (Eastern Time) on the payment date, CUSIP numbers for each issue for which payment is being sent, as well as the dollar amount of the payment for each issue. Notification of payment details should be sent using automated communications.

8. Interest payments and principal payments that are part of periodic principal-and-interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds, no later than 2:30 p.m. (Eastern Time) on each payment date (in accordance with existing arrangements between Issuer or Agent and DTC). Absent any other arrangements between Issuer or Agent and DTC, such funds shall be wired as follows:

                    The Chase Manhattan Bank
                    ABA 021000021
                    For credit to A/C The Depository Trust Company Dividend Deposit Account 066-026776

Issuer or Agent shall provide interest payment information to a standard announcement service subscribed to by DTC. In the unlikely event that no such service exists, issuer agrees that it or Agent shall provide this information directly to DTC in advance of the interest record date as soon as the information is available. This information should be conveyed directly to DTC electronically. If electronic transmission is not available, absent any other arrangements between Agent and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or (212) 709-1686, and receipt of such notices shall be confirmed by telephoning (212) 709-1270. Notice to DTC pursuant to the above by mail or by any other means shall be sent to:

                    Manager; Announcements
                    Dividend Department
                    The Depository Trust Company
                    7 Hanover Square; 22nd Floor
                    New York, NY 10004-2695

  9. DTC shall receive maturity and redemption payments allocated with respect to each CUSIP number on the payable date in same-day funds by 2:30 p.m. (Eastern
Time). Absent any other arrangements between Agent and DTC, such payments shall be wired as follows:

                            The Chase Manhattan Bank
                            ABA 021000021
                            For credit A/C The Depository Trust Company
                            Redemption Account 066-027306

in accordance with existing SDFS payment procedures in the manner set forth in DTC's SDFS Paying Agent Operating Procedures, a copy of which has previously been furnished to Agent.

  10. DTC shall receive all reorganization payments and CUSIP-level detail resulting from corporate actions (such as tender offers, remarketings, or mergers) on the first payable date in same-day funds by 2:30 p.m. (Eastern
Time). Absent any other arrangements between Agent and DTC, such payments shall be wired as follows:

                            The Chase Manhattan Bank
                            ABA 021000021
                            For credit to A/C The Depository Trust Company Reorganization Account 066-027608

  11. DTC may direct Issuer or Agent to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

  12. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Agent's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Agent to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Agent prior to payment, if required.

  13. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Agent shall notify DTC of the availability of certificates. In such event, Issuer or Agent shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

  14. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent (at which time DTC will confirm with Issuer or Agent the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing
Securities to any DTC Participant having Securities credited to its DTC accounts.

  15. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificate(s) by virtue of submission of such certificate(s) to DTC.

  16. Nothing herein shall be deemed to require Agent to advance funds on behalf of Issuer.

Notes:
-----
A. If there is an Agent (as defined in
this Letter of Representations), Agent, as well as Issuer, must sign this Letter. If there is no Agent, in signing this Letter
Issuer itself undertakes to perform all of the obligations set forth herein.

B. Schedule B contains statements that
DTC believes accurately describe DTC, the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters.




Received and Accepted:
THE DEPOSITORY TRUST COMPANY


By:  /s/Richard B. Nesson
    -----------------------------------

 Very truly yours,


 PMI Capital I
 ----------------------------------
            (Issuer)


By:  /s/William A. Seymore
     -------------------------------
     (Authorized Officer's Signature)

     The Bank of New York, as Trustee
    ----------------------------------
                 (Agent)

By:  /s/Vivian Georges
    ----------------------------------
     (Authorized Officer's Signature)

CC: Underwriter
    Underwriter's Counsel

                                                                      SCHEDULE A
                                                                      ----------


                      8.309% Capital Securities, Series A
                      ___________________________________

                      ___________________________________
                               (Describe Issue)


CUSIP Number      Principal Amount      Maturity Date        Interest Rate
------------      ----------------      -------------        -------------
 69344VAA9          $100,000,000        FEBRUARY 1, 2027        8.309%

                                                                      SCHEDULE B
                                                                      ----------

                       SAMPLE OFFERING DOCUMENT LANGUAGE
                       DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
                       -----------------------------------
(Prepared by DTC--bracketed material may be applicable only to certain issues)


   1. The Depository Trust Company ("DTC"), New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue]

   2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities Dealers, Inc. Assess to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

   3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry-system for the Securities is discontinued.

   4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

   5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

   [6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

  7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date (identified in a listing attached to the Omnibus Proxy).

  8. Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants' accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC, Agent, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of Issuer or Agent, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

  [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to [Tender/Remarketing] Agent, and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to [Tender/Remarketing] Agent. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to [Tender/DTC Remarketing] Agent's account.]

  10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

  11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

  12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

                    [LOGO OF THE DEPOSITORY TRUST COMPANY]

                   REPRESENTATIONS FOR RULE 144A SECURITIES-
                to be included in DTC Letter of Representations



  1. Issuer represents that at the time of initial registration in the name of DTC's nominee, Cede & Co., the Securities were Legally or Contractually Restricted Securities,/1/ eligible for transfer under Rule 144A under the Securities Act of 1933, as amended (the "Securities Act"), and identified by a CUSIP or CINS identification number that was different from any CUSIP or CINS number assigned to any securities of the same class that were not Legally or Contractually obtained for all unrestricted securities of the same class that is different from any CUSIP or CINS identification number assigned to a Legally or Contractually Restricted Security of such class, and shall notify DTC promptly in the event that it is unable to do so. Issuer represents that it has agreed to comply with all applicable information requirements of Rule 144A.

  2. Issuer represents that the Securities are [Note: Issuer must represent one of the following, and may cross out the other]

[an issue of nonconvertible debt securities or nonconvertible preferred stock which is rated in one of the top four categories by a nationally recognized statistical rating organization ("Investment-Grade Securities").]

[*]

  3. If the Securities are not Investment-Grade Securities, Issuer and Agent acknowledge that if such Securities cease to be included in an SRO Rule 144A System during any period in which such Securities are Legally or Contractually Restricted Securities, such Securities shall no longer be eligible for DTC's services. Furthermore, DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under any of the aforementioned circumstances, at DTC's request, Issuer and Agent shall cooperate fully with DTC by taking appropriate action to make available one or more separate certificates evidencing Securities to any Participant having Securities credited to its DTC accounts.

-------------------

  /1/A "Legally Restricted Security" is a security that is a restricted security, as defined in Rule 144(a)(3). A "Contractually Restricted Security" is a security that upon issuance and continually thereafter can only be sold pursuant to Regulation S under the Securities Act, Rule 144A, Rule 144, or in a transaction exempt from the registration requirements of the Securities Act pursuant to Section 4 of the Securities Act and not involving any public offering; provided, however, that once the security is sold pursuant to the provisions of Rule 144, including Rule 144(k), it will thereby cease to be a "Contractually Restricted Security." For purposes of this definition, in order for a depositary receipt to be considered a "Legally or Contractually Restricted Security," the underlying security must also be a "Legally or Contractually Restricted Security."

                                                                          [1/94]

[* Last paragraph of this section omitted]

  4. Issuer and Agent acknowledge that so long as Cede & Co. is a record owner of the Securities, Cede & Co. shall be entitled to all applicable voting rights and to receive the full amount of all distributions payable with respect thereto. Issuer and Agent acknowledge that DTC shall treat any DTC Participant ("Participant") having Securities credited to its DTC amounts as entitled to the full benefits of ownership of such Securities. Without limiting the generality of the preceding sentence, Issuer and Agent acknowledge that DTC shall treat any Participant having Securities credited to its DTC accounts as entitled to receive distributions (and voting rights, if any) in respect of Securities, and to receive from DTC certificates evidencing Securities. Issuer and Agent recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain the compliance of any transactions in the Securities with any of the provisions: (a) of Rule 144A; (b) of other exemptions from registration under the Securities Act or of any other state or federal securities laws; or (c) of the offering documents.

              REPRESENTATIONS FOR PRO RATA REDUCTION OF PRINCIPAL
                  To be included in Letter of Representations
                  -------------------------------------------

     In the event of a pro rata reduction of principal, Trustee/Agent shall send
                       --------
DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value) payable on each payment date allocated as to the interest and principal portions thereof preferably 5, but not less than 2, business days prior to such payment date. Such notices, which shall clearly indicate that they relate to a pro rata
                                                                        --------
reduction of principal and which shall also contain the current pool factor or ratio and Trustee/Agent contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or if by mail or by any other means to:

                       Manager; Announcements
                       Dividend Department
                       The Depository Trust Company
                       7 Hanover Square; 22nd Floor
                       New York, NY 10004-2695

                                 [LOGO OF DTC]





              REPRESENTATIONS FOR ERISA-RESTRICTED SECURITIES --
                to be included in DTC Letter of Representations
                -----------------------------------------------

     Issuer and Agent recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain whether a transfer of Securities could give rise to a transaction prohibited or not otherwise permissible under the Employee Retirement Income Security Act of 1974 or under
Section 4975 of the Internal Revenue Code of 1986. Issuer and Agent acknowledge that: a) so long as Cede & Co. is the sole record owner of the Securities, it shall be entitled to all voting rights in respect thereof and to receive the full amount of all principal, premium, if any, and interest payable with respect thereto; and b) DTC shall treat any DTC Participant having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities even if the crediting of such Securities to the DTC accounts of such Participant results from transfers or failures to transfer in violation of such laws. (The treatment by DTC of the effects of the crediting by it of Securities to the accounts of DTC Participants shall not affect the rights of Issuer or purchasers, sellers, or holders of Securities against any DTC Participant.)

                                 [LOGO OF DTC]

       REPRESENTATIONS FOR DEPOSIT/WITHDRAWAL AT CUSTODIAN ("DWAC") --
                to be included in DTC Letter of Representations
                -----------------------------------------------


      The Security certificate(s) shall remain in Agent's custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

      On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through DTC's Deposit/Withdrawal at Custodian ("DWAC") system to increase the Participant's account by a specified number of shares, units, or obligations (a "Deposit Instruction"), Agent shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Deposit Instruction through the DWAC system.

      On each day on which Agent is open for business and on which it receives an instruction originated by a Participant through the DWAC system to decrease the Participant's account by a specified number of shares, units, or obligations (a "Withdrawal Instruction"), Agent shall, before 6:30 p.m. (Eastern Time) that day, either approve or cancel the Withdrawal Instruction through the DWAC system.

      Agent agrees that its approval of a Deposit or Withdrawal Instruction shall be deemed to be the receipt by DTC of a new, reissued or reregistered certificated security on registration of transfer to the name of Cede & Co. for the quantity of Securities evidenced by the Balance Certificate after the Deposit or Withdrawal Instruction is effected.

                                                                          [5/94]

                                                                       EXHIBIT C

                      THIS CERTIFICATE IS NOT TRANSFERABLE

CERTIFICATE NUMBER
                                                     NUMBER OF COMMON SECURITIES
C-1                                                                        3,093

CERTIFICATE EVIDENCING COMMON SECURITIES

OF

PMI CAPITAL I

8.309% COMMON SECURITIES
(LIQUIDATION AMOUNT $1,000 PER COMMON SECURITY)

     PMI Capital I, a business trust formed under the Business Trust Act of the State of Delaware (the "Trust"), hereby certifies that The PMI Group, Inc. (the "Holder") is the registered owner of three thousand ninety-three (3,093) common securities of the Trust representing undivided beneficial interests in the assets of the Trust and designated the 8.309% Common Securities (liquidation amount $1,000 per common security) (the "Common Securities"). In accordance with
Section 5.11 of the Trust Agreement (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust, dated as of February 4, 1997, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Trust Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     In Witness Whereof, one of the Administrative Trustees of the Trust has executed this certificate this 4th day of February, 1997.


                              PMI Capital I


                              By
                                 -----------------------------
                                 Name: William A. Seymore
                                 Title:  Administrative Trustee

                                                                       EXHIBIT D

                    AGREEMENT AS TO EXPENSES AND LIABILITIES

     Agreement dated as of February 4, 1997, between The PMI Group, Inc., a Delaware corporation (the "Company"), and PMI Capital I, a business trust formed under the Business Trust Act of the State of Delaware (the "Trust").

     Whereas, the Trust intends to issue its Common Securities (the "Common Securities") to and receive 8.309% Junior Subordinated Deferrable Interest Debentures, Series A (the "Debentures") from the Company and to issue and sell 8.309% Capital Securities, Series A (the "Capital Securities") with such powers, preferences and special rights and restrictions as are set forth in the Amended and Restated Trust Agreement of the Trust, dated as of February 4, 1997, as the same may be amended from time to time (the "Trust Agreement");

     Whereas, the Company will directly or indirectly own all of the Common Securities of the Trust and will issue the Debentures;

     Now, Therefore, in consideration of the purchase by each holder of the Capital Securities, which purchase the Company hereby agrees shall benefit the Company and which purchase the Company acknowledges will be made in reliance upon the execution and delivery of this Agreement, the Company and the Trust hereby agree as follows:


                                   ARTICLE I

     Section 1.1. Guarantee by the Company.

     Subject to the terms and conditions hereof, the Company hereby irrevocably and unconditionally guarantees to each person or entity to whom the Trust is now or hereafter becomes indebted or liable (the "Beneficiaries") the full payment, when and as due, of any and all Obligations (as hereinafter defined) to such Beneficiaries. As used herein, "Obligations" means any costs, expenses or liabilities of the Trust (including, without limitation, any tax liability of the Trust), other than obligations of the Trust to pay to holders of any Capital Securities or other similar interests in the Trust the amounts due such holders pursuant to the terms of the Capital Securities or such other similar interests, as the case may be. This Agreement is intended to be for the benefit of, and to be enforceable by, all such Beneficiaries, whether or not such Beneficiaries have received notice hereof.

     Section 1.2. Term of Agreement.

     This Agreement shall terminate and be of no further force and effect upon the later of (a) the date on which full payment has been made of all amounts payable to all holders of all the Capital Securities (whether upon redemption, liquidation, exchange or otherwise) and (b) the date on which there are no Beneficiaries remaining; provided, however, that this Agreement shall continue to be effective or shall be reinstated, as the case may be, if at any time any holder of Capital Securities or any Beneficiary must restore payment of any sums paid under the Capital Securities, under any Obligation, under the Guarantee Agreement dated the date hereof by the Company and The Bank of New York, as guarantee trustee or under this Agreement for any reason whatsoever. This Agreement is continuing, irrevocable, unconditional and absolute.

     Section 1.3. Waiver of Notice.

     The Company hereby waives notice of acceptance of this Agreement and of any Obligation to which it applies or may apply, and the Company hereby waives presentment, demand for payment, protest, notice of nonpayment, notice of dishonor, notice of redemption and all other notices and demands.

     Section 1.4. No Impairment.

     The obligations, covenants, agreements and duties of the Company under this Agreement shall in no way be affected or impaired by reason of the happening from time to time of any of the following:

     (a) the extension of time for the payment by the Trust of all or any portion of the Obligations or for the performance of any other obligation under, arising out of, or in connection with, the Obligations;

     (b) any failure, omission, delay or lack of diligence on the part of the Beneficiaries to enforce, assert or exercise any right, privilege, power or remedy conferred on the Beneficiaries with respect to the Obligations or any action on the part of the Trust granting indulgence or extension of any kind; or

     (c) the voluntary or involuntary liquidation, dissolution, sale of any collateral, receivership, insolvency, bankruptcy, assignment for the benefit of creditors, reorganization, arrangement, composition or readjustment of debt of, or other similar proceedings affecting, the Trust or any of the assets of the Trust.

There shall be no obligation of the Beneficiaries to give notice to, or obtain the consent of, the Company with respect to the happening of any of the foregoing.

     Section 1.5. Enforcement.

     A Beneficiary may enforce this Agreement directly against the Company and the Company waives any right or remedy to require that any action be brought against the Trust or any other person or entity before proceeding against the Company.

     Section 1.6. Subrogation.

     The Company shall be subrogated to all (if any) rights of the Trust in respect of any amounts paid to the Beneficiaries by the Company under this Agreement; provided, however, that the Company shall not (except to the extent required by mandatory provisions of law) be entitled to enforce or exercise any rights which it may acquire by way of subrogation or any indemnity, reimbursement or other agreement, in all cases as a result of payment under this Agreement, if, at the time of any such payment, any amounts are due and unpaid under this Agreement.


                                   ARTICLE II

     Section 2.1. Binding Effect.

     All guarantees and agreements contained in this Agreement shall bind the successors, assigns, receivers, trustees and representatives of the Company and shall inure to the benefit of the Beneficiaries.

     Section 2.2. Amendment.

     So long as there remains any Beneficiary or any Capital Securities of any series are outstanding, this Agreement shall not be modified or amended in any manner adverse to such Beneficiary or to the holders of the Capital Securities.

     Section 2.3. Notices.

     Any notice, request or other communication required or permitted to be given hereunder shall be given in writing by delivering the same against receipt therefor by facsimile transmission (confirmed by mail), telex or by registered or certified mail, addressed as follows (and if so given, shall be deemed given when mailed or upon receipt of a confirmation, if sent by facsimile):

          PMI Capital I
          c/o The Bank of New York (Delaware)
          White Clay Center
          Route 273
          Newark, Delaware 19711
          Attention: Corporate Trust Department

          The PMI Group, Inc.
          601 Montgomery Street
          San Francisco, California 94111
          Facsimile No.: (415) 291-6175
          Attention: Victor J. Bacigalupi


                             [Signature Page Next]

  Section 2.4. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED
             IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

     This Agreement is executed as of the day and year first above written.


                              The PMI Group, Inc.


                              By
                                 --------------------------------
                                 Name: John M. Lorenzen
                                 Title:  Executive Vice President


                              PMI Capital I


                              By
                                 --------------------------------
                                 Name: William A. Seymore
                                 Title:  Administrative Trustee

                                                                     EXHIBIT E-1

                             [FACE OF CERTIFICATE]

     THIS SECURITY IS A GLOBAL CAPITAL SECURITY CERTIFICATE WITHIN THE MEANING OF THE TRUST AGREEMENT HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (THE "DEPOSITORY") OR A NOMINEE OF THE DEPOSITORY. THE CAPITAL SECURITIES REPRESENTED HEREBY ARE EXCHANGEABLE IN WHOLE OR IN PART FOR CAPITAL SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITORY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE TRUST AGREEMENT AND NO TRANSFER OF THE CAPITAL SECURITIES REPRESENTED HEREBY (OTHER THAN A TRANSFER OF SUCH CAPITAL SECURITIES AS A WHOLE BY THE DEPOSITORY TO A NOMINEE OF THE DEPOSITORY OR BY A NOMINEE OF THE DEPOSITORY TO THE DEPOSITORY OR ANOTHER NOMINEE OF THE DEPOSITORY) MAY BE REGISTERED EXCEPT IN SUCH LIMITED CIRCUMSTANCES.

     UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE TRUST OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     [If this Capital Security is an Original Capital Security, then insert -

     THE CAPITAL SECURITIES EVIDENCED HEREBY AND ANY JUNIOR SUBORDINATED DEBENTURES ISSUABLE IN CONNECTION THEREWITH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144

THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS HOLDING THIS SECURITY IN BOOK-ENTRY FORM AS SET FORTH IN (A) ABOVE OR TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR WITHIN THE MEANING OF RULE 501 OF REGULATION D UNDER THE SECURITIES ACT IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES. IF THIS SECURITY IS OWNED BY AN INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER, IT MAY NOT BE HELD IN BOOK-ENTRY FORM ANY MAY NOT BE TRANSFERRED WITHOUT CERTIFICATION THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS AS PROVIDED IN THE TRUST AGREEMENT REFERRED TO BELOW.
THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.]

     NO EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO TITLE 1 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY (A "PLAN ASSET ENTITY"), AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN, MAY ACQUIRE OR HOLD THE CAPITAL SECURITIES EVIDENCED HEREBY OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER
APPLICABLE EXEMPTION WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE CAPITAL SECURITIES EVIDENCED HEREBY OR ANY INTEREST THEREIN WILL BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT IT EITHER
(A) IS NOT A PLAN OR A PLAN ASSET ENTITY AND IS NOT PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY PLAN OR (B) IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION WITH RESPECT TO SUCH PURCHASE OR HOLDING.

     THE CAPITAL SECURITIES EVIDENCED HEREBY MAY BE ISSUED AND TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000. ANY TRANSFER, SALE OR OTHER DISPOSITION OF CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER, ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT

LIMITED TO THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

     [If this Capital Security is an Original Capital Security, then insert -

     The receipt and acceptance of this Capital Security Certificate or any interest herein by or on behalf of the holder hereof or any beneficial owner shall constitute acceptance by the holder hereof and all others having a beneficial interest in the Capital Securities evidenced by this Capital Security Certificate of all of the terms and provisions of the Exchange and Registration Rights Agreement referred to in the Trust Agreement.]

CERTIFICATE NUMBER                                  NUMBER OF CAPITAL SECURITIES
PG- ________                                                  __________________
                                                              LIQUIDATION AMOUNT
                                                              __________________

                             CUSIP NO. 69344 VAA 9
                  CERTIFICATE EVIDENCING CAPITAL SECURITIES OF

                                 PMI CAPITAL I

                      8.309% CAPITAL SECURITIES, SERIES A

                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

     PMI Capital I, a business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that CEDE & CO. (the "Holder") is the registered owner of _________________________________ (_____________________)
capital securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the 8.309% Capital Securities, Series A (liquidation amount $1,000 per Capital Security) (the "Capital Securities"), or such other amount (which, when taken together with all other outstanding Capital Securities, shall not exceed 100,000 Capital Securities in the aggregate at any time) as may be set forth in the records of the Securities Registrar. The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.5 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of February 4, 1997, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by The PMI Group, Inc., a Delaware corporation, and The Bank of New York, as guarantee trustee, dated as of February 4, 1997 (the "Guarantee"), to the extent provided therein and the Exchange and Registration Rights Agreement entered into by The PMI Group Inc., the Trust and the Purchaser specified therein, dated as of February 4, 1997 (the "Registration Rights Agreement"). The Trust will furnish a copy of the Trust Agreement, the Guarantee and the Registration Rights Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     This Certificate is not valid unless countersigned by the Securities Registrar.

     WITNESS the [facsimile] signature of a duly authorized Administrative Trustee of the Trust.



Dated:  February 4, 1997            PMI CAPITAL I


                                    By
                                        _________________________________
                                        Name: ___________________________
                                        Title:  Administrative Trustee

[This is one of the Capital Securities referred to in the within mentioned Trust Agreement


THE BANK OF NEW YORK


By ________________________________
     Authorized Signatory
      [End of Page]]

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers____________________________________

Capital Securities represented by the within Certificate to:

--------------------------------------------------------------------------------
                            (Insert assignee's name)

--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   (Insert address and zip code of assignee)

and irrevocably appoints
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

agent to transfer said Capital Securities on the books of the Trust. Said agent may substitute another to act for him or her.


Date: ______________________________________

Signature:
________________________________________________________________________________
 (Sign exactly as your name appears on the other side of this Capital Security
                                  Certificate)


The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                                                     EXHIBIT E-2

     [If this Capital Security is an Original Capital Security, then insert -

     THE CAPITAL SECURITIES EVIDENCED HEREBY AND ANY JUNIOR SUBORDINATED DEBENTURES ISSUABLE IN CONNECTION THEREWITH HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (A) BY THE INITIAL INVESTOR (1) TO A PERSON WHO THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) ACQUIRING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION COMPLYING WITH THE PROVISIONS OF RULE 903 OR RULE 904 OF REGULATION S UNDER THE SECURITIES ACT, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) OR (4) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (B) BY SUBSEQUENT INVESTORS HOLDING THIS SECURITY IN BOOK-ENTRY FORM AS SET FORTH IN
(A) ABOVE OR TO AN INSTITUTIONAL INVESTOR THAT IS AN ACCREDITED INVESTOR IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF THE STATES AND OTHER JURISDICTIONS OF THE UNITED STATES. IF THIS SECURITY IS OWNED BY AN INITIAL INVESTOR THAT IS NOT A QUALIFIED INSTITUTIONAL BUYER, IT MAY NOT BE HELD IN BOOK-ENTRY FORM AND MAY NOT BE TRANSFERRED WITHOUT CERTIFICATION THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS, AS PROVIDED IN THE TRUST AGREEMENT REFERRED TO HEREIN. THE HOLDER OF THIS SECURITY AGREES THAT IT WILL COMPLY WITH THE FOREGOING RESTRICTIONS.

     NO EMPLOYEE BENEFIT OR OTHER PLAN SUBJECT TO TITLE 1 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"), NO ENTITY WHOSE UNDERLYING ASSETS INCLUDE "PLAN ASSETS" BY REASON OF ANY PLAN'S INVESTMENT IN THE ENTITY (A "PLAN ASSET ENTITY"), AND NO PERSON INVESTING "PLAN ASSETS" OF ANY PLAN, MAY ACQUIRE OR HOLD THE CAPITAL SECURITIES EVIDENCED HEREBY OR ANY INTEREST THEREIN, UNLESS SUCH PURCHASER OR HOLDER IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER U.S. DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER
APPLICABLE EXEMPTION WITH RESPECT TO SUCH PURCHASE OR HOLDING. ANY PURCHASER OR HOLDER OF THE CAPITAL SECURITIES EVIDENCED HEREBY OR ANY INTEREST THEREIN WILL

BE DEEMED TO HAVE REPRESENTED BY ITS PURCHASE AND HOLDING THEREOF THAT IT EITHER
(A) IS NOT A PLAN OR A PLAN ASSET ENTITY AND IS NOT PURCHASING SUCH SECURITIES ON BEHALF OF OR WITH "PLAN ASSETS" OF ANY PLAN OR (B) IS ELIGIBLE FOR THE EXEMPTIVE RELIEF AVAILABLE UNDER PTCE 96-23, 95-60, 91-38, 90-1 OR 84-14 OR ANOTHER APPLICABLE EXEMPTION WITH RESPECT TO SUCH PURCHASE OR HOLDING.

     THE CAPITAL SECURITIES EVIDENCED HEREBY MAY BE ISSUED AND TRANSFERRED ONLY IN BLOCKS HAVING A LIQUIDATION AMOUNT OF NOT LESS THAN $100,000. ANY TRANSFER, SALE OR OTHER DISPOSITION OF CAPITAL SECURITIES IN A BLOCK HAVING A LIQUIDATION AMOUNT OF LESS THAN $100,000 SHALL BE DEEMED TO BE VOID AND OF NO LEGAL EFFECT WHATSOEVER, ANY SUCH TRANSFEREE SHALL BE DEEMED NOT TO BE THE HOLDER OF SUCH CAPITAL SECURITIES FOR ANY PURPOSE, INCLUDING BUT NOT LIMITED TO THE RECEIPT OF DISTRIBUTIONS ON SUCH CAPITAL SECURITIES, AND SUCH TRANSFEREE SHALL BE DEEMED TO HAVE NO INTEREST WHATSOEVER IN SUCH CAPITAL SECURITIES.

     [If this Capital Security is an Original Capital Security, then insert -

     The receipt and acceptance of this Capital Security Certificate or any interest herein by or on behalf of the holder hereof or any beneficial owner shall constitute acceptance by the holder hereof and all others having a beneficial interest in the Capital Securities evidenced by this Capital Security Certificate of all of the terms and provisions of the Exchange and Registration Rights Agreement referred to in the Trust Agreement.]

CERTIFICATE NUMBER                                  NUMBER OF CAPITAL SECURITIES
P- ________                                                   __________________

                                                              LIQUIDATION AMOUNT
                                                              __________________


                             CUSIP NO. 69344 VAB 7
                  CERTIFICATE EVIDENCING CAPITAL SECURITIES OF

                                 PMI CAPITAL I

                      8.309% CAPITAL SECURITIES, SERIES A
                (LIQUIDATION AMOUNT $1,000 PER CAPITAL SECURITY)

     PMI Capital I, a business trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________________________________________________ (the "Holder") is the
registered owner of _________________________________ (______________) capital securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated the 8.309% Capital Securities, Series A (liquidation amount $1,000 per Capital Security) (the "Capital Securities").
The Capital Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section 5.5 of the Trust Agreement (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Capital Securities are set forth in, and this certificate and the Capital Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Trust Agreement of the Trust dated as of February 4, 1997, as the same may be amended from time to time (the "Trust Agreement"), including the designation of the terms of Capital Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by The PMI Group, Inc., a Delaware corporation, and The Bank of New York, as guarantee trustee, dated as of February 4, 1997 (the "Guarantee"), to the extent provided therein and the Exchange and Registration Rights Agreement entered into by The PMI Group Inc., the Trust and the Purchaser specified therein, dated as of February 4, 1997 (the "Registration Rights Agreement"). The Trust will furnish a copy of the Trust Agreement, the Guarantee and the Registration Rights Agreement to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

     Upon receipt of this certificate, the Holder is bound by the Trust Agreement and is entitled to the benefits thereunder.

     This Certificate is not valid unless countersigned by the Securities Registrar.

     WITNESS the [facsimile] signature of a duly authorized Administrative Trustee of the Trust.



Dated:  February 4, 1997            PMI CAPITAL I


                                    By
                                        _________________________________
                                        Name: ___________________________
                                        Title:  Administrative Trustee


[This is one of the Capital Securities referred to in the within mentioned Trust Agreement


THE BANK OF NEW YORK


By ________________________________
     Authorized Signatory
      [End of Page]]

ASSIGNMENT

     FOR VALUE RECEIVED, the undersigned assigns and transfers
________________________________________________________________________________
________________________________________________________________

Capital Securities represented by the within Certificate to:

--------------------------------------------------------------------------------
                            (Insert assignee's name)

--------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                   (Insert address and zip code of assignee)


and irrevocably appoints

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


agent to transfer said Capital Securities on the books of the Trust. Said agent may substitute another to act for him or her.


Date: ______________________________________

Signature:
________________________________________________________________________________
(Sign exactly as your name appears on the other side of this Capital Security
 Certificate)


The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

                                                 EXHIBIT F -- FORM OF RESTRICTED
                                                          SECURITIES CERTIFICATE



                       RESTRICTED SECURITIES CERTIFICATE

         (For transfers pursuant to (S) 5.5(b) of the Trust Agreement)


[_________________________],
 as Security Registrar
[address]


          Re:  8.309% Capital Securities, Series A of PMI Capital I
               (the "Trust") (the "Capital Securities")
               --------------------------------------------------------------

          Reference is made to the Amended and Restated Trust Agreement of the Trust, dated as of February 4, 1997 (the "Trust Agreement"), among The PMI Group, Inc., as Depositor, The Bank of New York, as Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee. Terms used herein and defined in the Trust Agreement or in Regulation S, Rule 144A or Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to $_____________ aggregate Liquidation Amount of Capital Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

          CURRENTLY IN BOOK-ENTRY FORM:   _____ Yes   _____ No  (check one)

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Securities are represented by a Book-Entry Capital Securities Certificate, they are held through the Clearing Agency or a Clearing Agency Participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Book-Entry Capital Securities Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be transferred to a person (the "Transferee") who will take delivery in the form of a Restricted Capital Security. In connection with such transfer, the Owner hereby certifies that, unless such transfer is being effected pursuant to an effective registration statement under the Securities Act, it is being effected in accordance with Rule 144A, Rule 904 or Rule 144 under the Securities Act and all applicable securities laws of the states of the United States and other jurisdictions. Accordingly, the Owner hereby further certifies as:

          (1) Rule 144A Transfers.  If the transfer is being effected in
              -------------------
     accordance with Rule 144A:

               (A) the Specified Securities are being transferred to a person that the Owner and any person acting on its behalf reasonably believe is a "qualified institutional buyer" within the meaning of Rule 144A, acquiring for its own account or for the account of a qualified institutional buyer; and

               (B) the Owner and any person acting on its behalf have taken reasonable steps to ensure that the Transferee is aware that the Owner may be relying on Rule 144A in connection with the transfer; and

          (2) Rule 904 Transfers.  If the transfer is being effected in
              ------------------
     accordance with Rule 904:

               (A) the Owner is not a distributor of the Securities, an affiliate of the Depositor or the Trust or any such distributor or a person acting on behalf of any of the foregoing;

               (B) the offer of the Specified Securities was not made to a person in the United States;

               (C)  either;

                    (i) at the time the buy order was originated, the Transferee was outside the United States or the Owner and any person acting on its behalf reasonably believed that the Transferee was outside the United States, or

                    (ii) the transaction is being executed in, on or through the facilities of the Eurobond market, as regulated by the Association of International Bond Dealers, or another designated offshore securities market and neither the Owner nor any person acting on its behalf knows that the transaction has been prearranged with a buyer in the United States;

               (D) no directed selling efforts have been made in the United States by or on behalf of the Owner or any affiliate thereof; and

               (E) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

          (3) Rule 144 Transfers. If the transfer is being effected pursuant to Rule 144:

               (A) the transfer is occurring after a holding period of at least two years (computed in accordance with paragraph (d) of Rule 144) has elapsed since the date the Specified Securities were acquired from the Depositor or the Trust or from an affiliate (as such term is defined in Rule 144) of the Depositor or the Trust, whichever is later, and is being effected in accordance with the applicable amount, manner of sale and notice requirements of paragraphs (e), (f) and (h) of Rule 144; or

               (B) the transfer is occurring after a holding period of at least three years, or such shorter period as may be required under applicable law, has elapsed since the date the Specified Securities were acquired from the Depositor or the Trust or from an affiliate (as such term is defined in Rule 144) of the Depositor or the Trust, whichever is later, and the Owner is not, and during the preceding three months has not been, an affiliate of the Depositor or the Trust.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trust and the Initial Purchaser.



Dated:

                        -----------------------------------------------------
                         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                         By
                             ------------------------------------------------
                             Name:
                             Title:

                         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                               EXHIBIT G -- FORM OF UNRESTRICTED
                                                          SECURITIES CERTIFICATE



                      UNRESTRICTED SECURITIES CERTIFICATE

               (For removal of Restricted Capital Securities Legends pursuant to
               (S) 5.5(c) of the Trust Agreement)



[_________________________],
 as Security Registrar
[address]

          Re:  8.309% Capital Securities, Series A of PMI Capital I
               (the "Trust") (the "Capital Securities")
               ---------------------------------------------------------------

          Reference is made to the Amended and Restated Trust Agreement of the Trust, dated as of February 4, 1997 (the "Trust Agreement"), among The PMI Group, Inc., as Depositor, The Bank of New York, as Property Trustee, and The Bank of New York (Delaware), as Delaware Trustee. Terms used herein and defined in the Trust Agreement or in Rule 144 under the U.S. Securities Act of 1933 (the "Securities Act") are used herein as so defined.

          This certificate relates to $_____________ aggregate Liquidation Amount of Capital Securities, which are evidenced by the following certificate(s) (the "Specified Securities"):

          CUSIP No(s). ___________________________

          CERTIFICATE No(s). _____________________

          CURRENTLY IN BOOK-ENTRY FORM:   _____ Yes   _____ No  (check one)

The person in whose name this certificate is executed below (the "Undersigned") hereby certifies that either (i) it is the sole beneficial owner of the Specified Securities or (ii) it is acting on behalf of all the beneficial owners of the Specified Securities and is duly authorized by them to do so. Such beneficial owner or owners are referred to herein collectively as the "Owner." If the Specified Securities are represented by a Book-Entry Capital Securities Certificate, they are held through the Clearing Agency or a Clearing Agency Participant in the name of the Undersigned, as or on behalf of the Owner. If the Specified Securities are not represented by a Book-Entry Capital Securities Certificate, they are registered in the name of the Undersigned, as or on behalf of the Owner.

          The Owner has requested that the Specified Securities be exchanged for Capital Securities bearing no Restricted Capital Securities Legend pursuant to
Section 5.5(c) of the Trust Agreement. In connection with such exchange, the Owner hereby certifies that either (i) a period of at least three years, or such shorter period as may be required by applicable law, has elapsed since the date the Specified Securities were acquired from the Depositor or the Trust or from an affiliate of the Depositor or the Trust and the Owner is not, and during the preceding three months has not been, an affiliate of the Depositor or the Trust or (ii) the Specified Securities were sold pursuant to an effective registration statement under the Securities Act. In connection with (i) above, the Owner also acknowledges that any future transfers of the Specified Securities must comply with all applicable securities laws of the states of the United States and other jurisdictions.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Depositor, the Trust and the Initial Purchaser.



Dated:
                         ----------------------------------------------------
                         (Print the name of the Undersigned, as such term is defined in the second paragraph of this certificate.)



                         By
                             ------------------------------------------------
                             Name:
                             Title:

                         (If the Undersigned is a corporation, partnership or fiduciary, the title of the person signing on behalf of the Undersigned must be stated.)

                                       2